FORM N-1A

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 312	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 315	☒

(Check appropriate box or boxes)

EXCHANGE TRADED CONCEPTS TRUST

(Exact Name of Registrant as Specified in Charter)

10900 Hefner Pointe Drive

Suite 401

Oklahoma City, Oklahoma 73120

(Address of Principal Executive Offices, Zip Code)

(405) 778-8377

(Registrant’s Telephone Number, including Area Code)

J. Garrett Stevens

Exchange Traded Concepts Trust

10900 Hefner Pointe Drive

Suite 401

Oklahoma City, Oklahoma 73120

(Name and Address of Agent for Service)

Copy to:

Christopher Menconi

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave, NW

Washington, DC 20004

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	On April 1, 2021 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Exchange Traded Concepts Trust

Prospectus

[-], 2021

Hull Tactical US ETF

Principal Listing Exchange for the Fund: NYSE Arca, Inc.

Ticker Symbol: HTUS

Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

About This Prospectus

This Prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

Fund Summary

Investment Objective

The Hull Tactical US ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.91%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	[-]%
Acquired Fund Fees and Expenses	[-]%
Total Annual Fund Operating Expenses[1]	[-]%

1 The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$[-]	$[-]	$[-]	$[-]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. For the fiscal year ended November 30, 2020, the Fund’s portfolio turnover rate was [-]% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective primarily by taking long and short positions in one or more exchange-traded funds (“ETFs”) that seek to track the performance of the S&P 500® Index (each an “S&P 500®-related ETF”) and by entering into S&P 500® Index-related options and options on S&P 500®-related ETFs (“S&P 500® Options”). The S&P 500® Index is a widely recognized benchmark of U.S. stock market performance that is composed primarily of large-capitalization U.S. issuers.

1

HTAA, LLC (the “Sub-Adviser”) utilizes various proprietary, analytical investment models that examine current and historical market data to attempt to predict the performance of the S&P 500® Index. The models deliver investment signals that the Sub-Adviser uses to make investment decisions for the Fund. Depending on the discretion of the Sub-Adviser and the investment signals delivered by the models, the Sub-Adviser may take certain long or short positions in the S&P 500® Index, one or more S&P 500®-related ETFs, and S&P 500®-related futures, and also may enter into S&P 500® Options. When the Fund takes long positions, it may maintain long exposure of up to 200% of its net assets; exposure to short positions is limited to no more than 100% of its net assets. The Sub-Adviser may adjust the allocation between the Fund’s long and short positions and S&P 500® Options when necessary to take into account new market conditions as well as data from the models. Positions may be adjusted at the Sub-Adviser’s discretion as model predictions and market opportunities fluctuate.

The Fund may purchase and write (sell) call and put options on the S&P 500 Index® and on S&P 500®-related ETFs for the purpose of obtaining equity exposure or generating income. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. Call and put options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The Fund may also invest up to 10% of its total assets in leveraged or inverse ETFs that seek to deliver multiples (long), or the inverse (short), of the performance of the S&P 500 Index, respectively. However, in seeking its investment objective, the Fund does not seek performance that is a specific multiple or inverse, or inverse multiple of the S&P 500 Index. The Fund may invest in leveraged or inverse ETFs on a daily basis or longer consistent with the Sub-Adviser’s views on prevailing and anticipated market conditions.

The Fund will enter into futures contracts, in conjunction with investing in shares of an S&P 500-related ETF, to seek the desired long or short exposure to the S&P 500 Index. However, the Fund does not use futures as the sole or a primary means of pursuing its investment strategy. Instead, the Fund trades futures when the Sub-Adviser determines that doing so may provide an efficient means of seeking exposure to the S&P 500 Index that is complementary to its investment in shares of an S&P 500-related ETF. The Fund therefore is not intended to provide investors with a means of accessing a trading strategy that is principally focused on accessing the market for S&P 500 Index futures.

The Fund also may take long and short positions in a pooled investment vehicle designed to provide leveraged exposure to an index that measures the returns of a portfolio of monthly VIX futures contracts with a weighted average of one month to expiration. VIX futures contracts are futures contracts based on the Chicago Board Options Exchange, Incorporated Volatility Index (the “VIX Index”). The VIX Index seeks to measure the market’s current expectation of 30-day volatility of the S&P 500®Index (the “S&P 500®”), as reflected by the prices of near-term S&P 500®options. The market’s current expectation of the possible rate and magnitude of movements in an index is commonly referred to as the “implied volatility” of the index. Because S&P 500®options derive value from the possibility that the S&P 500®may experience movement before such options expire, the prices of near-term S&P 500®options are used to calculate the implied volatility of the S&P 500®.

During periods when the Fund’s assets (or portion thereof) are not fully invested in accordance with the above, all or a portion of the Fund may be invested in cash instruments, which for this purpose include U.S. Treasury obligations; cash and cash equivalents including commercial paper, certificates of deposit and bankers’ acceptances; repurchase agreements; shares of money market mutual funds; and high-quality, short-term debt instruments including, in addition to U.S. Treasury obligations, other U.S. government securities (collectively, “Cash Instruments”). Additionally, to respond to certain adverse market, economic, political or other conditions, the Fund may invest 100% of its assets, without limitation, in Cash Instruments. The Fund may be invested in this manner for extended periods, depending on the Sub-Adviser’s assessment of market conditions. During this time, the Fund may not be able to meet its investment objective. To the extent that the Fund invests in Underlying ETFs or money market mutual funds, the Fund would bear its pro rata portion of each such money market fund’s advisory fees and operational expenses.

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The Fund’s investment adviser, Exchange Traded Concepts, LLC (the “Adviser”), has claimed, on behalf of the Fund, an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. As a result, neither the Adviser nor the Sub-Adviser is required to be registered as a commodity pool operator or commodity trading advisor with the Commodity Futures Trading Commission (the “CFTC”) with respect to the Fund. The exclusion on which the Fund relies requires the Fund to limit its exposure to futures and other CFTC-regulated derivatives (such as swaps that reference broad-based securities indexes) to certain de minimis levels measured as a percentage of the Fund’s liquidation value. The Sub-Adviser intends to manage the Fund’s investments in S&P 500 futures and S&P 500-related ETFs that trade CFTC-regulated derivatives in accordance with those levels at all times.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below.

Counterparty Risk. The Fund is subject to the risk that a counterparty to a financial instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Derivatives Risk. The Fund uses futures contracts, which are a type of derivative contract. Underlying ETFs, and in particular leveraged and inverse ETFs, may use futures contracts and other types of derivatives, such as options and options on futures and enter into swap agreements. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or an asset, rate or, in the case of the Fund, a specified index - the S&P 500. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Gains or losses in a derivative may be magnified and may be much greater than the derivative’s original cost. On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act which, following an implementation period, will replace existing SEC and staff guidance with an updated, comprehensive framework for the use of derivatives by registered funds, like the Fund. To the extent the Fund uses derivatives, complying with the Derivatives Rule may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.

Equity Risk. The prices of equity securities in which the Fund’s Underlying ETFs invest may rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole.

Futures Contracts Risk. There may be an imperfect correlation between the changes in market value of the securities or other underlying assets held by the Fund and the prices of futures contracts. When the Fund has an open futures contract position, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

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Illiquid Investments Risk. This risk exists when particular Fund investments are difficult to purchase or sell, which can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices or achieve its desired exposure to the S&P 500 Index.

Interest Rate Risk. The value of the Fund’s fixed-income assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

Investment Focus Risk. The Fund may be susceptible to an increased risk of loss due to adverse occurrences to the extent that the Fund’s investments are focused in a particular country, region, market, group of industries, sector or asset class.

Issuer-Specific Risk. Changes in the financial condition of an issuer may have a negative impact on the value of the Fund. To the extent that the Fund has exposure to issuers via its short positions, the Fund is more susceptible to the risk that an issuer’s securities may appreciate in value because of, among other events, increased demand for the issuer’s products or services or improved management performance.

Large-Capitalization Risk. The Fund, through its investments in Underlying ETFs, will invest a relatively large percentage of its assets in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform (or in the case of short positions, outperform) securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

Leveraging Risk. The Fund is subject to the risk that certain transactions of the Fund, such as short sales and investments in Underlying ETFs that use leverage to seek to deliver multiples (long), or the inverse (short), of the performance of the S&P 500 Index, will cause the Fund to be more volatile than if the Fund had not entered into those transactions. The greater the investment in instruments that give rise to leverage, the more this leverage will magnify any losses on those investments.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Management Risk. The Sub-Adviser continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed over short- or long-term market cycles. The Sub-Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. The quantitative models used by the Sub-Adviser may not perform as expected, particularly in volatile markets.

Market Risk. The market price of a security or instrument could decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. The market value of a security may also decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4

Model and Data Risk. The Sub-Adviser utilizes, in part, proprietary, analytical investment models to attempt to predict the performance of the S&P 500 Index. The use of predictive models has inherent risks. Because the use of predictive models are usually constructed based on data supplied by third parties, the success of using such models as part of the Sub-Adviser’s investment approach may depend heavily on the accuracy and reliability of the supplied data. If incorrect data is used, the resulting information will be incorrect, which could cause the Fund to underperform. In addition, the models may not perform as intended for many reasons, including errors, omissions, imperfections or malfunctions.

Operational Risk. The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund.

Options Risk. Selling (writing) and buying options are speculative activities and entail greater than ordinary investment risks. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value or yield of the option’s underlying asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the underlying asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying asset. The Fund’s use of options may reduce the Fund’s ability to profit from increases in the value of the underlying asset. If the price of the underlying asset of an option is above the strike price of a written put option, the value of the option, and consequently of the Fund, may decline significantly more than if the Fund invested directly in the underlying asset instead of using options. While the Fund will segregate liquid assets at least equal in value to the maximum potential loss for the Fund, the Fund could still lose a significant amount or nearly all of its value if the price of an underlying asset changes significantly enough.

The Fund’s use of put options can lead to losses because of adverse movements in the price or value of the underlying asset, which may be magnified by certain features of the options. When selling a put option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is below the strike price by an amount equal to or greater than the premium. Purchasing of put options involves the payment of premiums, which may adversely affect the Fund’s performance. Purchasing a put option gives the purchaser of the option the right to sell a specified quantity of an underlying asset at a fixed exercise price over a defined period of time. Purchased put options may expire worthless resulting in the Fund’s loss of the premium it paid for the option.

Portfolio Turnover Risk. The Fund’s investment strategy may result in relatively high portfolio turnover, which may result in increased transaction costs and may lower Fund performance.

Short Sales Risk. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. Because a short position loses value as the security’s price increases and the market price of the security sold short could increase without limit, the loss on a short sale is theoretically unlimited. Short sales involve leverage because the Fund borrows securities and then sells them, effectively leveraging its assets. The use of leverage may magnify gains or losses for the Fund.

5

Smaller Fund Risk. A smaller fund is subject to the risk that its performance may not represent how the fund is expected to or may perform in the long term. In addition, smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that the Fund will achieve an economically viable size, in which case it could ultimately liquidate. The Fund may be liquidated by the Board of Trustees without a shareholder vote. In a liquidation, shareholders of the Fund will receive an amount equal to the Fund’s NAV, after deducting the costs of liquidation, including the transaction costs of disposing of the Fund’s portfolio investments. Receipt of a liquidation distribution may have negative tax consequences for shareholders. Additionally, during the Fund’s liquidation all or a portion of the Fund’s portfolio may be invested in a manner not consistent with its investment objective and investment policies.

Trading Risk. Shares of the Fund may trade on the NYSE Arca, Inc. (the “Exchange”) above or below their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in such shares inadvisable.

Underlying ETF Risk. The Fund will invest in (and short) ETFs, and its performance will be directly related to the performance of the Underlying ETFs. Through its positions in these Underlying ETFs, the Fund will be subject to the risks associated with such vehicles, including the possibility that the value of the securities or instruments held by an ETF could decrease (or increase in the case of short positions). Lack of liquidity in an Underlying ETF can result in its value being more volatile than the underlying portfolio investment. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the Underlying ETFs in addition to the Fund’s direct fees and expenses. As a result, the cost of investing in the Fund may exceed the costs of investing directly in Underlying ETFs. The Fund may purchase ETFs at prices that exceed the net asset value of their underlying investments and may sell ETF investments at prices below such net asset value, and will likely incur brokerage costs when it purchases and sells ETFs.

An Underlying ETF may not be actively managed and therefore the Underlying ETF would not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the S&P 500 Index or the selling of shares is otherwise required upon a rebalancing of the S&P 500 Index. Also, an Underlying ETF will not be able to replicate exactly the performance of the S&P 500 Index because the total return generated by portfolio securities of an Underlying ETF will be reduced by transaction costs and other expenses not incurred by the S&P 500 Index.

Through its investment in Underlying ETFs, the Fund is also indirectly subject to Counterparty Risk, Investment Focus Risk, Derivatives Risk, Equity Risk, Issuer Risk, Large-Capitalization Risk, Leveraging Risk, Management Risk, Market Risk and Trading Risk.

Underlying Leveraged and Inverse ETF Risk. When the Fund invests in Underlying ETFs that seek to provide investment results that are the inverse of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such Underlying ETFs will fall as the performance of the Underlying ETF’s benchmark rises - a result that is the opposite from traditional mutual funds. In addition, the Underlying ETFs held by the Fund may utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments. The use of leverage may exaggerate changes in an Underlying ETF’s share price and the return on its investments. Accordingly, the value of the Fund’s investments in Underlying ETFs may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified. Any losses suffered by an Underlying ETF as a result of the use of leverage could adversely affect the Fund’s net asset value and an investor could incur a loss in their investment in the Fund. Inverse and leveraged Underlying ETFs are designed to achieve their objectives for a single day only. For periods longer than a single day, a leveraged or inverse Underlying ETF will lose money when the level of the underlying index is flat over time, and it is possible that a leveraged or inverse Underlying ETF will lose money over time even if the level of the underlying index rises or, in the case of an inverse Underlying ETF, falls. Longer holding periods, higher index volatility, greater leverage and inverse exposure each exacerbate the impact of compounding on a fund’s returns.

6

U.S. Government Securities Risk. The Fund may invest in U.S. government securities, which are subject to price fluctuations and to default in the event that an agency or instrumentality defaults on an obligation not backed by the full faith and credit of the United States.

VIX Investment Vehicle Risk. In seeking to achieve its investment objective, the Fund may take long and short positions in a pooled investment vehicle designed to provide exposure to VIX futures contracts. Through its positions in such a vehicle, which is not registered under the 1940 Act, the Fund will be subject to the risks associated with such vehicles, including the possibility that the value of their securities or instruments could decrease. VIX futures contracts are unlike traditional futures contracts and are not based on a tradable reference asset. The VIX Index is not directly investable, and the settlement price of a VIX futures contract is based on the calculation that determines the level of the VIX Index. As a result, the behavior of a VIX futures contract may be different from traditional futures and options contracts whose settlement price is based on a specific tradable asset.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual total returns of the S&P 500 Index and a 60/40 hybrid index consisting of the S&P 500 Index and Citigroup 3-Month Treasury Bill Index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.hulltacticalfunds.com or by calling toll-free (844) Hull ETF ((844) 485-5383). [Bar chart to be provided by amendment]

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	[-]%	[-]/[-]
Lowest Return	[-]%	[-]/[-]

Average Annual Total Returns for the Periods Ended December 31, 2019

Hull Tactical US ETF	1 Year	5 Year	Since Inception (06-24-2015)
Return Before Taxes	[-]%	[-]%	[-]%
Return After Taxes on Distributions	[-]%	[-]%	[-]%
Return After Taxes on Distributions and Sale of Fund Shares	[-]%	[-]%	[-]%
S&P 500 Index	[-]%	[-]%	[-]%
60/40 Hybrid Index Consisting of S&P 500 Index and Citigroup 3-Month Treasury Bill Index	[-]%	[-]%	[-]%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares of the Fund at the end of the measurement period.

7

Investment Advisers

Exchange Traded Concepts, LLC serves as the investment adviser to the Fund. HTAA, LLC serves as sub-adviser to the Fund.

Portfolio Managers

Petra Bakosova, Chief Operating Officer of the Sub-Adviser, has served as portfolio manager of the Fund since its inception in 2015.

Andrew Serowik, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since 2019.

Travis Trampe, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since 2019.

Purchase and Sale of Fund Shares

The Fund issues (or redeems) shares to certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of shares known as “Creation Units.” Creation Unit transactions for the Fund are generally conducted in exchange for the deposit or delivery of a portfolio of securities closely approximating the holdings of the Fund and a specified cash payment. Individual shares of the Fund may only be bought and sold in the secondary market through a broker or dealer at a market price. You can buy and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on market price and, because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at prices greater than NAV (premium) or less than NAV (discount). When buying or selling shares of the Fund in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at http://www.hulltacticalfunds.com.

Tax Information

Distributions made by the Fund may be taxable as ordinary income, qualified dividend income, or long-term capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. In that case, you may be taxed when you take a distribution from such account, depending on the type of account, the circumstances of your distribution, and other factors.

8

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Principal Investment Strategies Information

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified passive index of securities. Instead, the Fund uses an active investment strategy to seek to meet its investment objective. The Sub-Adviser, subject to the oversight of the Adviser and the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies. The Fund’s investment objective is a non-fundamental investment policy and may be changed without shareholder approval.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities and instruments issued by or economically tied to U.S. issuers. For purposes of this policy, the Fund considers a security or instrument to be economically tied to a U.S. issuer if the issuer (a) has been organized under the laws of, or has a principal place of business in, the United States, (b) derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the United States, or (c) has the principal trading market for its securities in the United States. This investment policy may be changed without shareholder approval, upon 60 days’ notice to shareholders.

Additional Principal Risk Information

The following section provides additional information regarding the principal risks of the Fund.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations. Such a default may cause the value of an investment in the Fund to decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Derivatives Risk. The Fund uses futures contracts, which are a type of derivative contract. Underlying ETFs, and in particular leveraged and inverse ETFs, may use futures contracts and other types of derivatives, such as options and options on futures and enter into swap agreements. To the extent the Fund invests in Underlying ETFs that hold derivatives positions, the Fund will indirectly be subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify the gains or losses of an Underlying ETF. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives bought and sold by an Underlying ETF. An Underlying ETF could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a derivative may prevent an Underlying ETF from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, relatively small price movement in a derivative may result in an immediate and substantial loss or gain to an Underlying ETF. Derivatives are often more volatile than other investments and an Underlying ETF may lose more than a derivative than it originally invested in it.

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An Underlying ETF may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty solvency risk. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or an asset, rate or, in the case of the Fund, a specified index - the S&P 500. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Gains or losses in a derivative may be magnified and may be much greater than the derivative’s original cost.

On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act which, following an implementation period, will replace existing SEC and staff guidance with an updated, comprehensive framework for the use of derivatives by registered funds, like the Fund. Among other changes, the Derivatives Rule will require the Fund to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These new requirements will apply unless the Fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule. To the extent the Fund uses derivatives, complying with the Derivatives Rule may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The regulation of the use of derivatives in the United States is a changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action.

Early Close/Trading Halt Risk. An exchange or market may close early or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity Risk. The prices of equity securities in which the Fund’s Underlying ETFs invest may rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report better than expected results or be positively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may increase in response. In addition, the equity market tends to move in cycles, which may cause stock prices to rise over short or extended periods of time.

Futures Contracts Risk. The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Sub-Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

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Illiquid Investments Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell particular portfolio investments due to infrequent trading in such investments. The prices of such securities may experience significant volatility, make it more difficult for the Fund to transact significant amounts of such securities without an unfavorable impact on prevailing market prices, or make it difficult for the Fund to dispose of such securities at a fair price.

Interest Rate. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Investment Focus Risk. The Fund may be susceptible to an increased risk of loss due to adverse occurrences to the extent the Fund’s investments are focused in a particular country, region, market, group of industries, sector or asset class. The Underlying ETFs track a subset of the U.S. stock market, which could cause the Fund to perform differently than the overall stock market. An Underlying ETF’s index may, at times, become focused in stocks of a particular sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security, and changes in general economic or political conditions, may have a negative impact on the value of the Fund. To the extent that the Fund has exposure to issuers via its short positions, the Fund is more susceptible to the risk that an issuer’s securities may appreciate in value because of, among other events, increased demand for the issuer’s products or services or improved management performance.

Large-Capitalization Risk. The Fund, through its investments in Underlying ETFs, will invest a relatively large percentage of its assets in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform (or in the case of short positions, outperform) securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

Leveraging Risk. The Fund may engage in transactions and purchase instruments that give rise to forms of leverage, including reverse repurchase agreements and other borrowings, futures contracts and short sales. To the extent that the Fund invests in Underlying ETFs, and in particular in leveraged and inverse ETFs, the Fund will indirectly be subject to leveraging risk. The greater the investment in instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, forward commitment transactions or short sales. The use of leverage may also cause the Fund or an Underlying ETF to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where the Fund or an Underlying ETF, for any reason, is unable to close out the transaction. In addition, to the extent that the Fund or an Underlying ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the fund’s investment income, resulting in greater losses. The value of a leveraged fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that a fund’s investment strategies involve consistently applied leverage.

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Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Management Risk. The Sub-Adviser continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objectives. However, the achievement of the stated investment objectives cannot be guaranteed. Various legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Sub-Adviser and a portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives. The Sub-Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. The quantitative models used by the Sub-Adviser may not perform as expected, particularly in volatile markets. If the Sub-Adviser is incorrect in its assessment of the income, growth or price realization potential of the Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Market Risk. An investment in the Fund involves risks similar to those of investing in any fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. For example, since December 2019, a novel strain of coronavirus has spread globally, which has resulted in the temporary closure of many corporate offices, retail stores, manufacturing facilities and factories, and other businesses across the world. As the extent of the impact on global markets from the coronavirus is difficult to predict, the extent to which the coronavirus may negatively affect the Fund’s performance or the duration of any potential business disruption is uncertain. Any potential impact on performance will depend to a large extent on future developments and new information that may emerge regarding the duration and severity of the coronavirus and the actions taken by authorities and other entities to contain the coronavirus or treat its impact.

The values of the securities in which the Fund invests could decline generally or could underperform other investments. Different types of securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Model and Data Risk. The Sub-Adviser may use investment programs that are fundamentally dependent on proprietary or licensed technology through the Sub-Adviser’s use of, among other things, certain hardware, software, model-based strategies, data gathering systems, order execution, and trade allocation systems, and/or risk management systems. These strategies may not be successful on an ongoing basis or could contain errors, omissions, imperfections, or malfunctions. Any such errors, imperfections or limitations in a model could affect the ability of the Sub-Adviser to implement strategies. Despite testing, monitoring and independent safeguards, these errors may result in, among other things, execution and allocation failures and failures to properly gather and organize data – all of which may have a negative effect on the Fund. Such errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. The Sub-Adviser may detect certain errors that it chooses, in its sole discretion, not to address or fix. By necessity, models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events.

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Operational Risk. Your ability to transact in shares of the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Options Risk. Selling (writing) and buying options are speculative activities and entail greater than ordinary investment risks. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value or yield of the option’s underlying asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the underlying asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying asset. The Fund’s use of options may reduce the Fund’s ability to profit from increases in the value of the underlying asset. If the price of the underlying asset of an option is above the strike price of a written put option, the value of the option, and consequently of the Fund, may decline significantly more than if the Fund invested directly in the underlying asset instead of using options. While the Fund will segregate liquid assets at least equal in value to the maximum potential loss for the Fund, the Fund could still lose a significant amount or nearly all of its value if the price of an underlying asset changes significantly enough.

As the seller (writer) of a call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. The Fund continues to bear the risk that it will lose money if the value of the security falls below the strike price. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. As the buyer of a call option, the Fund assumes the risk that the market price of the underlying security will not increase above the strike price plus the premiums paid, so the Fund bears the risk that it will lose the premium paid for the option.

The Fund’s use of put options can lead to losses because of adverse movements in the price or value of the underlying asset, which may be magnified by certain features of the options. When selling a put option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is below the strike price by an amount equal to or greater than the premium. Purchasing of put options involves the payment of premiums, which may adversely affect the Fund’s performance. Purchasing a put option gives the purchaser of the option the right to sell a specified quantity of an underlying asset at a fixed exercise price over a defined period of time. Purchased put options may expire worthless resulting in the Fund’s loss of the premium it paid for the option.

Portfolio Turnover Risk. The Fund’s investment strategies may result in relatively high portfolio turnover, which may result in increased transaction costs and may lower Fund performance. The relatively high portfolio turnover may also result in a substantial amount of distributions from the Fund to be characterized as short-term capital gain distributions. Short-term capital gain distributions from the Fund are subject to tax at ordinary income tax rates and are to be reported by shareholders as ordinary income on their U.S. federal income tax returns.

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Short Sales Risk. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover an obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in the financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Regulatory bans on certain short selling activities may prevent the Fund from fully implementing its strategies.

Smaller Fund Risk. A smaller fund’s performance may not represent how the fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in smaller funds. Smaller funds may also require a period of time before they are fully invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the fund is fully invested. Similarly, a smaller fund’s investment strategy may require a longer period of time to show returns that are representative of the strategy. Smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. If a smaller fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted. Further, when a fund’s size is small, the fund may experience low trading volumes and wide bid/ask spreads. In addition, the fund may face the risk of being delisted if the fund does not meet certain conditions of the listing exchange. If the fund were to be required to delist from the listing exchange, the value of the fund may rapidly decline and performance may be negatively impacted. There can be no assurance that the Fund will achieve an economically viable size. Any of the foregoing may result in the Fund being liquidated. The Fund may be liquidated by the Board of Trustees without a shareholder vote. In a liquidation, shareholders of the Fund will receive an amount equal to the Fund’s NAV, after the deducting the costs of liquidation, including the transaction costs of disposing of the Fund’s portfolio investments. Receipt of a liquidation distribution may have negative tax consequences for shareholders. Additionally, during the Fund’s liquidation all or a portion of the Fund’s portfolio may be invested in a manner not consistent with its investment objective and investment policies.

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Trading Risk. Although the shares of the Fund are listed for trading on a listing exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Secondary market trading in shares of the Fund may be halted by a listing exchange because of market conditions or for other reasons. In addition, trading in the Fund’s shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the Fund’s shares will continue to be met or will remain unchanged.

Shares of the Fund may trade at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the prior most recent calculation. The trading prices of the Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. These factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser does not believe that large discounts or premiums to NAV will exist for extended periods of time. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade close to its NAV, exchange prices are not expected to correlate exactly with NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Investors buying or selling shares of the Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares of the Fund, including bid/ask spreads, frequent trading of such shares may significantly reduce investment results and an investment in the Fund’s shares may not be advisable for investors who anticipate regularly making small investments.

Underlying ETF Risk. The Fund will invest in (and short) ETFs. Through their positions in these Underlying ETFs, the Fund will be subject to the risks associated with such vehicles, including the possibility that the value of the securities or instruments held by an Underlying ETF could decrease (or increase in the case of short positions). Lack of liquidity in an Underlying ETF can result in its value being more volatile than the underlying portfolio investment. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the Underlying ETFs in addition to the Fund’s direct fees and expenses.

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Underlying Leveraged and Inverse ETF Risk. When the Fund invests in Underlying ETFs that seek to provide investment results that are the inverse of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such Underlying ETF will fall as the performance of the Underlying ETF’s benchmark rises - a result that is the opposite from traditional mutual funds. In addition, the Underlying ETFs held by the Fund may utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments. The use of leverage may exaggerate changes in an Underlying ETF’s share price and the return on its investments. Accordingly, the value of the Fund’s investments in Underlying ETFs may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified. Any losses suffered by an Underlying ETF as a result of the use of leverage could adversely affect the Fund’s NAV and an investor could incur a loss in their investment in the Fund. Inverse and leveraged Underlying ETFs are designed to achieve their objectives for a single day only. For periods longer than a single day, a leveraged or inverse Underlying ETF will lose money when the level of the underlying index is flat over time, and it is possible that a leveraged or inverse Underlying ETF will lose money over time even if the level of the underlying index rises or, in the case of an inverse Underlying ETF, falls. Longer holding periods, higher index volatility, greater leverage and inverse exposure each exacerbate the impact of compounding on a fund’s returns.

U.S. Government Securities Risk. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of the securities will increase and, in fact, the market values of such obligations may fluctuate. In addition, not all U.S. government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

VIX Investment Vehicle Risk. In seeking to achieve its investment objective, the Fund may take long and short positions in a pooled investment vehicle designed to provide exposure to VIX futures contracts. Such vehicle is not registered pursuant to the 1940 Act and, therefore, not subject to the regulatory scheme of the 1940 Act. VIX futures contracts are unlike traditional futures contracts and are not based on a tradable reference asset. The VIX Index is not directly investable, and the settlement price of a VIX futures contract is based on the calculation that determines the level of the VIX Index. As a result, the behavior of a VIX futures contract may be different from traditional futures and option contracts whose settlement price is based on a specific tradable asset.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (the “SAI”).

Fund Management

Adviser

Exchange Traded Concepts, LLC, an Oklahoma limited liability company, is located at 10900 Hefner Pointe Drive, Suite 401, Oklahoma City, Oklahoma 73120, its primary place of business, and 295 Madison Avenue, New York, New York 10017. The Adviser was formed in 2009 and provides investment advisory services to other exchange-traded funds.

Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advisory services to the Fund. The Adviser is responsible for, among other things, overseeing the Sub-Adviser, including regular review of the Sub-Adviser’s performance, and trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Board. The Adviser also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust. For the services it provided to the Fund for the fiscal year ended November 30, 2020, the Fund paid the Adviser a fee, calculated daily and paid monthly, at an annual rate of [-]% of the average daily net assets of the Fund.

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Under the investment advisory agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Excluded Expenses”).

Pursuant to an SEC exemptive order and subject to the conditions of that order, the Adviser may, with Board approval but without shareholder approval, change or select new sub-advisers, materially amend the terms of an agreement with a sub-adviser (including an increase in its fee), or continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services. Shareholders will be notified of any sub-adviser changes.

A discussion regarding the basis for the Board’s renewal of the investment advisory agreement with the Adviser is available in the Fund’s Semi-Annual Report to Shareholders for the fiscal period ended May 31, 2020.

Sub-Adviser

HTAA, LLC, or the Sub-Adviser, is a Delaware limited liability company, located at 141 West Jackson Boulevard, Suite 1650, Chicago, Illinois 60604. The Sub-Adviser is a wholly-owned subsidiary of Hull Investments, LLC, a family office with more than $[-] million in assets under management. The Sub-Adviser is responsible for the day-to-day management of the Fund. The Sub-Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of the Adviser and the Board. Under a sub-advisory agreement, the Adviser pays the Sub-Adviser a fee calculated daily and paid monthly out of the fee the Adviser receives from the Fund. The Sub-Adviser has agreed to assume the Adviser’s responsibility to pay, or cause to be paid, all expenses of the Fund, except Excluded Expenses. The Sub-Adviser is not affiliated with the Adviser.

A discussion regarding the basis for the Board’s renewal of the sub-advisory agreement with the Sub-Adviser is available in the Fund’s Semi-Annual Report to Shareholders for the fiscal period ended May 31, 2020.

Portfolio Managers

Petra Bakosova, Andrew Serowik, and Travis Trampe are the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Ms. Bakosova, Chief Operating Officer, has been with the Sub-Adviser since October 2014. Prior to the Sub-Adviser, Ms. Bakosova worked five months at Toji Trading Group, LLC, as a quantitative researcher and three years at ArbHouse, LLC, as a strategist. Prior to Arbhouse, Ms. Bakosova was working towards and received her Master of Science degree in Financial Mathematics from the University of Chicago.

Mr. Serowik joined the Adviser from Goldman Sachs in May 2018. He began his career at Spear, Leeds & Kellogg, continuing with Goldman after its acquisition of SLK in September 2000. During his career of more than 18 years at the combined companies, he held various roles, including managing the global Quant ETF Strats team and One Delta ETF Strats. He designed and developed systems for portfolio risk calculation, algorithmic ETF trading, and execution monitoring, with experience across all asset classes. He graduated from the University of Michigan with a Bachelor of Business Administration degree in finance.

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Mr. Trampe joined the Adviser in May 2018 and has over 17 years of investment management experience. Prior to joining the Adviser, Mr. Trampe served as a portfolio manager for over ten years for passive and active strategies including fully replicated, optimized and swap-based funds for Invesco PowerShares, FocusShares and other sponsors. He has extensive knowledge in trading, research, and analysis within US and Global Equity markets, including UCITS. He was responsible for building internal portfolio management capabilities, trading and infrastructure and daily operations. He graduated with Highest Distinction Honors from the Nebraska Wesleyan University in 1994 with a Bachelor of Science degree in finance and a minor in mathematics.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

Buying and Selling Fund Shares

General

Shares of the Fund are listed for trading on the Exchange. When you buy or sell shares of the Fund on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares of the Fund will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such shares. A business day with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV per share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each business day, normally as of the close of regular trading of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern Time).

When determining NAV, the value of the Fund’s portfolio securities is based on market prices of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security’s market price is not readily available or does not otherwise accurately reflect the fair market value of the security, the security will be valued by another method that the Trust’s Fair Value Committee believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures, which were approved by the Board. Fair value pricing may be used in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded but prior to the close of the Exchange (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices.

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Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing for example: dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a basket of securities that mirrors the composition of the Fund’s portfolio and a specified amount of cash. Direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also imposes transaction fees on such Creation Unit transactions that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

Distribution and Service Plan

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of the Fund’s average daily net assets may be made for the sale and distribution of its shares. No payments pursuant to the Distribution and Service Plan will be made during the twelve (12) month period from the date of this Prospectus. Thereafter, 12b-1 fees may only be imposed after approval by the Board. Because these fees, if imposed, would be paid out of the Fund’s assets on an ongoing basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Dividends, Distributions and Taxes

Fund Distributions

The Fund pays out dividends from its net investment income and distributes its net capital gains, if any, to investors at least annually.

Dividend Reinvestment Service

Brokers may make available to their customers who own shares of the Fund the Depository Trust Company book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

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Tax Information

The following is a summary of some important U.S. federal income tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

The Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to a regulated investment company (“RIC”), such as the Fund. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in the Fund.

Tax Status of the Fund

The Fund intends to qualify for the special tax treatment afforded to RICs under the Internal Revenue Code of 1986, as amended. If the Fund maintains its qualification as a RIC and meets certain minimum distribution requirements, then the Fund is generally not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, if the Fund fails to qualify as a RIC or to meet minimum distribution requirements it would result (if certain relief provisions were not available) in fund-level taxation and consequently a reduction in income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Fund shares is made through a tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions, you sell Fund shares and you purchase or redeem Creation Units (institutional investors only).

Tax Status of Distributions

●	The Fund intends to distribute each year substantially all of its net investment income and net capital gains income.

●	Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.

●	The income dividends you receive from the Fund may be taxed as either ordinary income or “qualified dividend income.”

●	Dividends that are reported by the Fund as qualified dividend income are generally taxable to non-corporate shareholders at a maximum tax rate currently set at 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income generally is income derived from dividends paid to the Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. For such dividends to be taxed as qualified dividend income to a non-corporate shareholder, the Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of the Fund’s shares. Holding periods may be suspended for these purposes for stock that is hedged. The Fund’s investment strategies may significantly limit its ability to distribute dividends eligible to be treated as qualified dividend income.

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●	Distributions from the Fund’s short-term capital gains are generally taxable as ordinary income. Distributions from the Fund’s net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable as long-term capital gains regardless of how long you have owned your shares. For non-corporate shareholders, long-term capital gains are generally taxable at a maximum tax rate currently set at 20% (lower rates apply to individuals in lower tax brackets).

●	U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including certain capital gain distributions and capital gains realized on the sale of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

●	Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. The Fund’s investment strategies may significantly limit its ability to distribute dividends eligible for the dividends received deduction for corporations.

●	Distributions paid in January but declared by the Fund in October, November or December of the previous year payable to shareholders of record in such a month may be taxable to you in the previous year.

●	You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

●	The Fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions shortly after the close of each calendar year.

Tax Status of Share Transactions

Each sale of shares of the Fund or redemption of Creation Units will generally be a taxable event. Any capital gain or loss realized upon a sale of shares of the Fund is generally treated as a long-term gain or loss if such shares have been held for more than twelve months. Any capital gain or loss realized upon a sale of shares of the Fund held for twelve months or less is generally treated as short-term gain or loss. Any capital loss on the sale of shares of the Fund held for six months or less is treated as long-term capital loss to the extent distributions of long-term capital gains were paid (or treated as paid) with respect to such shares. Any loss realized on a sale will be disallowed to the extent shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of such shares.

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A person who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between (i) the market value of the Creation Units at the time of the exchange plus any cash received in the exchange and (ii) the exchanger’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between (i) the exchanger’s basis in the Creation Units and (ii) the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position.

The Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.

Non-U.S. Investors

If you are a nonresident alien individual or a foreign corporation, trust or estate, (i) the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, but (ii) gains from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty.

Backup Withholding

The Fund (or financial intermediaries, such as brokers, through which shareholders own shares of the Fund) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

Additional Information

Investments by Other Registered Investment Companies

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. The SEC has issued an exemptive order on which the Trust relies permitting registered investment companies to invest in exchange-traded funds offered by the Trust, including the Fund, beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust. However, so long as the Fund intends to invest in securities of other investment companies beyond the limits set forth in Section 12(d)(1)(A), registered investment companies are not permitted to rely on the exemptive relief.

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Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Fund’s distributor, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares of the Fund, whether or not participating in the distribution of such shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares of the Fund that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Premium/Discount Information

Information regarding how often the shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for various time periods can be found at www.hulltacticalfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

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Financial Highlights

[To be provided by amendment.]

Exchange Traded Concepts Trust

10900 Hefner Pointe Drive, Suite 401

Oklahoma City, Oklahoma 73120

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund. The SAI is incorporated by reference into, and is thus legally a part of, this Prospectus.

HOUSEHOLDING

Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND

To request a free copy of the latest annual or semi-annual report or the SAI, or to request additional information about the Fund or to make other inquiries, please contact us as follows:

Call:	(844) 485-5383 ((844) Hull ETF) Monday through Friday 8:30 a.m. to 5:00 p.m. (Eastern Time)	Write:	Exchange Traded Concepts Trust 10900 Hefner Pointe Drive, Suite 401 Oklahoma City, Oklahoma 73120

Visit:	www.hulltacticalfunds.com

The SAI and other information are also available from a financial intermediary (such as a broker-dealer or bank) through which the Fund’s shares may be purchased or sold.

INFORMATION PROVIDED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION

Reports and other information about the Fund are available on the EDGAR Database at http://www.sec.gov and copies of this information also may be obtained, after paying a duplicating fee, by emailing the SEC at publicinfo@sec.gov.

The Trust’s Investment Company Act file number: 811-22263

[Marketing Code]

Statement of Additional Information

Hull Tactical US ETF

Ticker Symbol: HTUS

a series of EXCHANGE TRADED CONCEPTS TRUST (the “Trust”)

[-], 2021

Principal Listing Exchange for the Fund: NYSE Arca, Inc.

Investment Adviser:

Exchange Traded Concepts, LLC

Sub-Adviser:

HTAA, LLC

This Statement of Additional Information (the “SAI”) is not a prospectus. The SAI should be read in conjunction with the Fund’s prospectus, dated [-], 2021, as may be revised from time to time (the “Prospectus”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Fund’s audited financial statements for the fiscal year ended November 30, 2020 are contained in the [2020 Annual Report] and incorporated by reference into this SAI. A copy of the Fund’s Annual or Semi-Annual Report or the Prospectus may be obtained without charge by writing the Fund’s distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks, PA 19456, by visiting the Fund’s website at www.hulltacticalfunds.com, or by calling toll-free 1-844-485-5383.

[Marketing Code]

GENERAL INFORMATION ABOUT THE TRUST

Exchange Traded Concepts Trust (the “Trust”) is an open-end management investment company consisting of multiple investment series. This SAI relates to the Hull Tactical US ETF (the “Fund”). The Trust was organized as a Delaware statutory trust on July 17, 2009. The Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933 (the “Securities Act”). Exchange Traded Concepts, LLC (the “Adviser”) serves as the investment adviser to the Fund, which is a diversified open-end management investment company. HTAA, LLC (the “Sub-Adviser”) serves as the Fund’s sub-adviser. Each share issued by the Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board of Trustees of the Trust (“Board”) with respect to the Fund, and in the net distributable assets of the Fund on liquidation. All payments received by the Trust for shares of the Fund belong to the Fund. The Fund has its own assets and liabilities.

The shares of the Fund, as described in the Fund’s Prospectus, trade on the Exchange at market prices that may be below, at, or above net asset value (“NAV”) per share of the Fund.

The Fund offers and issues shares at NAV only in aggregations of a specified number of shares (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for: (i) a basket of individual securities (the “Deposit Securities”) and (ii) an amount of cash (the “Cash Component”). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment.

The Trust reserves the right to offer an “all cash” option for creations and redemptions of Creation Units for the Fund. In addition, Creation Units may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain a cash deposit with the Trust at least equal to 115% of the market value of the missing Deposit Securities. In each instance, transaction fees may be imposed that will be higher than the transaction fees associated with traditional in-kind creations or redemptions. In all cases, such fees will be limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities. See the “Purchase and Redemption of Shares in Creation Units” section for detailed information.

information about INVESTMENT POLICIES, permitted investments, and related risks

The Fund’s principal investment strategies and principal risks are described in the Prospectus. The Sub-Adviser selects securities for the Fund’s investment pursuant to an “active” management strategy for security selection and portfolio construction. As described more fully in the Fund’s prospectus, the Fund seeks to achieve its investment objective by taking long and short positions in underlying exchange-traded funds (“Underlying ETFs”). Through its positions in Underlying ETFs, the Fund will be subject to the risks associated with such vehicles and its underlying investments.

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Fund). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

The investment techniques and instruments described below and in the Fund’s Prospectus may, consistent with the Fund’s investment objective and investment policies, be used by the Fund if, in the opinion of the Adviser or the Sub-Adviser, such strategies will be advantageous to the Fund. The Fund may not invest in all of the instruments and techniques described below. In addition, the Fund is free to reduce or eliminate its activity with respect to any of the investment techniques described below without changing the Fund’s fundamental investment policies, and the Fund will periodically change the composition of its portfolio to best meet its investment objective. For more information about the Fund’s principal strategies and risks, please see the Fund’s Prospectus.

Borrowing

While the Fund does not anticipate doing so, the Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Fund may use leverage during periods when the Sub-Adviser believes that the Fund’s investment objective would be furthered.

The Fund may also borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities the Sub-Adviser deems appropriate as may be necessary in connection with any borrowings for extraordinary or emergency purposes, in which event such pledging may not exceed 15% of the Fund’s assets, valued at cost.

Cyber Security

Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, Sub-Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

Equity Securities

The Underlying ETFs in which the Fund invests may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV per share of the Fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. An Underlying ETF may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. The Fund may invest, indirectly through Underlying ETFs, in the types of equity securities described below:

•	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

•	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

•	Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

•	Rights. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. An investment in rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Futures and Options Transactions

Futures and Options on Futures. The Fund may engage in futures transactions. Underlying ETFs may engage in futures and options transactions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). Underlying ETFs in which the Fund may invest may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent the Fund invests in futures or in Underlying ETFs that invest in futures, options on futures or other instruments subject to regulation by the CFTC, it will do so in reliance upon and in accordance with CFTC Rule 4.5. The Adviser has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Rule 4.5. Therefore, the Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and it is not subject to registration or regulation as such under the CEA. In addition, as of the date of this SAI, neither the Adviser nor the Sub-Adviser is deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to the advisory services it provides to the Fund.

The Fund and Underlying ETFs may buy and sell index futures contracts with respect to any index that is traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When the Fund or an Underlying ETF purchases or sells a futures contract, or sells an option thereon, it is required to “cover” its position in order to limit leveraging and related risks. To cover its position, the Fund or Underlying ETF may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund or an Underlying ETF continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund or Underlying ETF may undertake and on the potential increase in the speculative character of the Fund or the Underlying ETF’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

An Underlying ETF may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund or an Underlying ETF will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund or an Underlying ETF may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund or the Underlying ETF may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Underlying ETF may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Underlying ETF will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Underlying ETF may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Underlying ETF may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Underlying ETF will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Underlying ETF may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund and an Underlying ETF’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on an investment adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce an Underlying ETF’s exposure to price fluctuations, while others tend to increase its market exposure.

Options. Underlying ETFs in which the Fund may invest may purchase and write (sell) put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. The SEC staff has indicated that a written call option on a security may be covered if a fund: (1) owns the security underlying the call until the option is exercised or expires; (2) holds an American-style call on the same security as the call written with an exercise price (a) no greater than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets designated on the Fund’s records or placed in a segregated account with the Fund’s custodian; (3) has an absolute and immediate right to acquire the security without additional cost (or if additional consideration is required, cash or other liquid assets in such amount have been segregated); or (4) segregates cash or other liquid assets on the Fund’s records or with the custodian in an amount equal to (when added to any margin on deposit) the current market value of the call option, but not less than the exercise price, marked to market daily. If the call option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price or pay the difference. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.

All put options written by an Underlying ETF will be covered by: (1) segregating cash, cash equivalents, such as U.S. Treasury securities or overnight repurchase agreements, or other liquid assets on the Underlying ETF’s records or with the custodian having a value at least equal to exercise price of the option (less cash received, if any); or (2) holding a put option on the same security as the option written where the exercise price of the written put option is (i) equal to or higher than the exercise price of the option written or (ii) less than the exercise price of the option written provided the Fund segregates cash or other liquid assets in the amount of the difference.

An Underlying ETF may trade put and call options on securities, securities indices and currencies, as the Underlying ETF’s investment adviser determines is appropriate in seeking the Underlying ETF’s investment objective, and except as restricted by the Underlying ETF’s investment limitations.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, an Underlying ETF may enter into a “closing transaction,” which is simply the purchase of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If an Underlying ETF is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

An Underlying ETF may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. An Underlying ETF purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Underlying ETF, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

An Underlying ETF may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Underlying ETF writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Underlying ETF will realize as profit the premium received for such option. When a call option of which the Underlying ETF is the writer is exercised, the Underlying ETF will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Underlying ETF is the writer is exercised, the Underlying ETF will be required to purchase the underlying securities at a price in excess of the market value of such securities.

An Underlying ETF may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Illiquid Investments

The Fund may not acquire any illiquid investments if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the percentage of the Fund’s net assets invested in illiquid investments exceeds 15% due to market activity or changes in the Fund’s portfolio, the Fund will take appropriate measures to reduce its holdings of illiquid investments.

The Fund may not be able to sell illiquid investments when desired or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. In addition, the sale of illiquid investments also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations and such investments may have an adverse impact on NAV.

Investments in Other Investment Companies, including Underlying ETFs

The Fund will invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, a fund may invest in the securities of another investment company (the “acquired company”) provided that the fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the total assets of the fund. The Trust has entered into agreements with several unaffiliated Underlying ETFs that permit, pursuant to an SEC order, the Fund to purchase shares of those Underlying ETFs beyond the Section 12(d)(1) limits described above. The Fund will only make such investments in conformity with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). In addition, the Fund may rely on exemptions available under the 1940 Act or the rules thereunder to invest in excess of the limits stated above.

When the Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

The Fund will invest in Underlying ETFs that are index-based, which hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and the temporary unavailability of certain component securities of the index.

The Fund also may invest in Underlying ETFs that are actively managed.

Pooled Investment Vehicles

The Fund may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a result, as a shareholder of such pooled vehicles, the Fund will not have all of the investor protections afforded by the 1940 Act. Such pooled vehicles may, however, be required to comply with the provisions of other federal securities laws, such as the Securities Act. These pooled vehicles typically hold currency or commodities, such as gold or oil, or other property that is itself not a security. If the Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable management fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with its own operations.

Certain pooled vehicles may be exchange-traded products (“ETPs”) that are not taxable as regulated investment companies (“RICs”). These non-RIC ETPs may produce non-qualifying income for purposes of the “90% Test” (as defined below), which must be met in order for the Fund to maintain its status as a RIC under the Internal Revenue Code. If one or more of these non-RIC ETPs generates more non-qualifying income for purposes of the 90% Test than the Fund’s portfolio management expects, this non-qualifying income may be attributed to the Fund and could cause the Fund to inadvertently fail the 90% Test, thereby causing the Fund to inadvertently fail to qualify as a RIC under the Internal Revenue Code.

Portfolio Turnover

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. [For the fiscal years ended November 30, 2019 and November 30, 2020, the Fund’s portfolio turnover rate was 560% and [-]%, respectively, of the average value of its portfolio. The variation in the Fund’s portfolio turnover rates over the two most recently completed fiscal years is a result of the investment strategy that the Fund uses to seek to meet its investment objective.]

Recent Market Circumstances

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, such countries are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, the contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. Government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. Government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the United States and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

On June 23, 2016, the United Kingdom (“UK”) held a referendum on whether to remain a member state of the European Union (“EU”), in which voters favored the UK’s withdrawal from the EU, an event widely referred to as “Brexit” and which triggered a two-year period of negotiations on the terms of withdrawal. The formal notification to the European Council required under Article 50 of the Treaty on EU was made on March 29, 2017, following which the terms of exit were negotiated. On January 31, 2020, the UK formally withdrew from the EU, subject to a transition period that ended on December 31, 2020. The longer term economic, legal, political and social framework to be put in place between the UK and the EU are unclear at this stage and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets for some time. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time. Additionally, a number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe also has been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

Periods of market volatility may continue to occur in response to pandemics or other events outside of our control. These types of events could adversely affect the Fund’s performance. For example, since December 2019, a novel strain of coronavirus has spread globally, which has resulted in the temporary closure of many corporate offices, retail stores, and manufacturing facilities and factories across the world. As the extent of the impact on global markets from the coronavirus pandemic is difficult to predict, the extent to which the pandemic may negatively affect the Fund’s performance or the duration of any potential business disruption is uncertain. Any potential impact on performance will depend to a large extent on future developments and new information that may emerge regarding the duration and severity of the pandemic and the actions taken by authorities and other entities to contain the pandemic or treat its impact.

Repurchase Agreements

The Fund may enter into repurchase agreements with financial institutions, which may be deemed to be loans. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Sub-Adviser. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 15% of the Fund’s net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Sub-Adviser, liquidity or other considerations so warrant.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements without limit as part of the Fund’s investment strategy. However, the Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its assets. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. The Fund will establish a segregated account with the Trust’s custodian bank in which the Fund will maintain cash, cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements. Such reverse repurchase agreements could be deemed to be a borrowing, but are not senior securities.

Short Sales

The Fund intends to engage regularly in short sales transactions in which the Fund sells a security it does not own such as an Underlying ETF. To complete such a transaction, the Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund may also use repurchase agreements to satisfy delivery obligations in short sales transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position. The Fund may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

Swap Agreements

The Underlying ETFs in which the Fund may invest may enter into swap agreements, including, but not limited to, total return swaps, index swaps, and interest rate swaps. An Underlying ETF may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by an Underlying ETF will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Underlying ETF’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

An Underlying ETF’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Underlying ETF’s investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. An Underlying ETF bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

An Underlying ETF may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Underlying ETF the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Underlying ETF will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Underlying ETF on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Underlying ETF receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Underlying ETF will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Underlying ETF is contractually obligated to make. If a swap counterparty defaults, the Underlying ETF’s risk of loss consists of the net amount of payments the Underlying ETF is contractually entitled to receive, if any. The net amount of the excess, if any, of the Underlying ETF’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by a custodian.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market.

The use of swap agreements is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

U.S. Government Securities

The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Securities backed by the full faith and credit of the United States are generally considered to be among the most creditworthy investments available. While the U.S. Government continuously has honored its credit obligations, political events have, at times, called into question whether the United States would default on its obligations. Such an event would be unprecedented and there is no way to predict its impact on the securities markets; however, it is very likely that default by the United States would result in losses and market prices and yields of securities supported by the full faith and credit of the U.S. Government would be adversely affected.

•	U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

•	Receipts. Interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

•	U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

•	U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of shares.

Zero Coupon Bonds

The Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of “Separate Trading of Registered Interest and Principal of Securities” (or “STRIPS”). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For these purposes, a “majority of outstanding voting securities” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The 1940 Act presently allows a fund to: (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets at the time of the loan, and (3) enter into reverse repurchase agreements.

2.	Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

3.	(i) With respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

4.	Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or shares of investment companies.

5.	Make loans, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

7.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

8.	Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities or in connection with investments in other investment companies.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund has the following non-fundamental policy, which may be changed without shareholder approval. Without providing 60 days’ prior notice to shareholders, the Fund may not change its policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities and instruments issued by or economically tied to U.S. issuers.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be observed continuously.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Concentration. The SEC has defined concentration as investing more than 25% of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund’s current investment policy on lending is as follows: the Fund may not make loans except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund will not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

Commodities. The Fund will not purchase or sell commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, the Fund’s Prospectus.

Shares of the Fund are listed and traded on the Exchange. The shares of the Fund trade on the Exchange at prices that may differ to some degree from the Fund’s NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares will continue to be met.

[The Exchange will consider the suspension of trading in, and will initiate delisting procedures of, the shares of a Fund under any of the following circumstances: (1) if the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (2) if any of the continued listing requirements set forth in the Exchange’s rules are not continuously maintained; (3) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 record and/or beneficial holders of the shares of the Fund; or (4) such other event occurs or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the shares from listing and trading upon termination of the Trust or a Fund.]

The Trust reserves the right to adjust the share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Exchange.

MANAGEMENT OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Board. The Board elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

Like most exchange-traded funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Sub-Adviser, the Frust’s distributor and the Trust’s administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objective, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Sub-Adviser and other service providers such as the Fund’s independent accountant, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and the Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the Adviser and the sub-advisory agreement with the Sub-Adviser, the Board meets with the Adviser and the Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and the Sub-Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and the Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and the Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Board has also established a Fair Value Committee that is responsible for implementing the Trust’s Fair Value Procedures and providing reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are five members of the Board, four of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). J. Garrett Stevens, the sole interested Trustee, serves as Chairman of the Board, and Tim Jacoby serves as the Trust’s lead Independent Trustee. As lead Independent Trustee, Mr. Jacoby acts as a spokesperson for the Independent Trustees in between meetings of the Board, serves as a liaison for the Independent Trustees with the Trust’s service providers, officers, and legal counsel to discuss ideas informally, and participates as needed in setting the agenda for meetings of the Board and separate meetings or executive sessions of the Independent Trustees. Independent Trustees comprise 80% of the Board. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a super-majority of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Set forth below is information about each of the persons currently serving as a Trustee of the Trust. The address of each Trustee of the Trust is c/o Exchange Traded Concepts Trust, 10900 Hefner Pointe Drive, Suite 401, Oklahoma City, Oklahoma 73120.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen By Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
J. Garrett Stevens (1979)	Trustee and President	Trustee (Since 2009); President (Since 2011)

Investment Adviser/Vice President, T.S. Phillips

Investments, Inc. (since 2000); Chief Executive Officer, Exchange Traded Concepts, LLC (since 2009); President, Exchange Traded Concepts Trust (since 2011); President, Exchange Listed Funds Trust (since 2012).

				[-]	Trustee, ETF Series Solutions (2012 to 2014)
Independent Trustees
Timothy J. Jacoby (1952)	Trustee	Since 2014	Senior Partner, Deloitte & Touche LLP, Private Equity/Hedge Fund/Mutual Fund Services Practice (2000-2014).	[-]	Audit Committee Chair, Perth Mint Physical Gold ETF (since 2018); Independent Trustee Edward Jones Money Market Fund (since 2017); Independent Trustee, Source ETF Trust (2014 to 2015).

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen By Trustee	Other Directorships Held by Trustee During the Past 5 Years
Linda Petrone (1962)	Trustee	Since 2019	Founding Partner, Sage Search Advisors (since 2012).	[-]	None.
Stuart Strauss[3] (1953)	Trustee	Since 2021	Partner, Dechert, LLP (2009-2020).	[-]	None.
Mark Zurack (1957)	Trustee	Since 2011	Professor, Columbia Business School (since 2002).	[-]	Independent Trustee, AQR Funds ([-] portfolios) (since 2014); Independent Trustee, Exchange Listed Funds Trust (2019); Independent Trustee, Source ETF Trust, (2014 to 2015).

(1) Each Trustee shall serve during the continued life of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

(2) The Fund complex includes each series of the Trust and of Exchange Listed Funds Trust.

(3) Mr. Strauss was appointed as an Independent Trustee effective January 1, 2021.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Stevens should serve as a Trustee because of the experience he gained in his roles with registered broker-dealer and investment management firms, as Chief Executive Officer of the Adviser, his experience in and knowledge of the financial services industry, and the experience he has gained as serving as Trustee of the Trust since 2009.

The Trust has concluded that Mr. Jacoby should serve as a Trustee because of the experience he has gained from over 25 years in or serving the investment management industry. Until his retirement in June 2014, Mr. Jacoby served as a partner at the audit and professional services firm Deloitte & Touche LLP, where he had worked since 2000, providing various services to asset management firms that manage mutual funds, hedge funds and private equity funds. Prior to that, Mr. Jacoby held various senior positions at financial services firms. Additionally, he served as a partner at Ernst & Young LLP. Mr. Jacoby is a Certified Public Accountant.

The Trust has concluded that Ms. Petrone should serve as a Trustee because of the experience she has gained serving in leadership roles in the equity derivatives group of a large financial institution, as well as her knowledge of the financial services industry.

The Trust has concluded that Mr. Strauss should serve as a Trustee because of the experience he has gained as an attorney in the investment management industry, including as partner of a major law firm, representing exchange-traded funds and other investment companies as well as their sponsors and advisers and his knowledge of and experience in investment management law and the financial services industry.

The Trust has concluded that Mr. Zurack should serve as a Trustee because of the experience he has gained serving in various leadership roles in the equity derivatives groups of a large financial institution, his experience in teaching equity derivatives at the graduate level, as well as his knowledge of the financial services industry.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund.

Officers. Set forth below is information about each of the persons currently serving as officers of the Trust. The address of J. Garrett Stevens, Richard Hogan, and James J. Baker Jr. is c/o Exchange Traded Concepts Trust, 10900 Hefner Pointe Drive, Suite 401, Oklahoma City, Oklahoma 73120; the address of Steve Connors is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456; and the address of Joseph Scavetti is Cipperman Compliance Services, 480 E. Swedesford Road, Suite 220, Wayne, Pennsylvania 19087.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
J. Garrett Stevens (1979)	Trustee and President	Trustee (Since 2009); President (Since 2011)	Investment Adviser/Vice President, T.S. Phillips Investments, Inc. (since 2000); Chief Executive Officer, Exchange Traded Concepts, LLC (since 2009); President, Exchange Traded Concepts Trust (since 2011); President, Exchange Listed Funds Trust (since 2012).

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Richard Hogan (1961)	Secretary	Since 2011	President, Exchange Traded Concepts, LLC (since 2011); Private Investor (since 2003); Trustee and Secretary, Exchange Listed Funds Trust (since 2012); Board Member, Peconic Land Trust (2012 to 2016); Managing Member, Yorkville ETF Advisors (2011 to 2016).
James J. Baker Jr. (1951)	Treasurer	Since 2015	Managing Partner, Exchange Traded Concepts, LLC (since 2011); Managing Partner, Yorkville ETF Advisors (2012 to 2016); Vice President, Goldman Sachs (2000 to 2011).
Steve Connors (1984)	Assistant Treasurer	Since 2020	Director, SEI Investments, Fund Accounting (2014 to present); Audit Manager, Deloitte & Touche LLP (2011 to 2014).
Joseph Scavetti (1968)	Chief Compliance Officer	Since 2018	Compliance Director, Cipperman Compliance Services, LLC (since 2018); Chief Operating Officer, Palladiem, LLC (2011 to 2018).

1 Each officer serves at the pleasure of the Board of Trustees.

Trustee Compensation. As compensation for service on the Trust’s Board, each Independent Trustee is entitled to receive a $40,000 annual base fee, as well as a $3,000 fee for each in-person meeting and a $1,000 fee for each telephonic meeting.  In addition, Mr. Jacoby is entitled to a $5,000 annual fee for his service as Audit Committee chair.

[The following table sets forth the compensation paid to the Trustees of the Trust for the fiscal year ended November 30, 2020.] Independent Trustee fees are paid from the unitary fee paid to the Adviser by the Fund and the other series of the Trust. Trustee compensation does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustee
Stevens	$[-]	N/A	N/A	$[-] for service on [-] board
Independent Trustees
Jacoby	$[-]	N/A	N/A	$[-] for service on [-] boards
Mahle[2]	$[-]	N/A	N/A	$[-] for service on [-] boards
Petrone	$[-]	N/A	N/A	$[-] for service on [-] boards
Strauss[3]	$[-]	N/A	N/A	$[-] for service on [-] board
Zurack	$[-]	N/A	N/A	$[-] for service on [-] board

1 The Fund complex includes each series of the Trust and of Exchange Listed Funds Trust.

2 David Mahle served as an Independent Trustee of the Trust through December 31, 2020. For his service as lead Independent Trustee, Mr. Mahle was entitled to a $5,000 annual fee.

3 Stuart Strauss was appointed as an Independent Trustee of the Trust effective January 1, 2021.

Committees. The Board has established the following standing committees:

Audit Committee. The Board has an Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other audit related matters. The Audit Committee also serves as the Trust’s Qualified Legal Compliance Committee, which provides a mechanism for reporting legal violations. The Audit Committee meets periodically, as necessary, and met [-] ([-]) times during the most recently completed fiscal year.

Governance and Nominating Committee. The Board has a Governance and Nominating Committee that is composed of each of the Independent Trustees of the Trust. The Governance and Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Governance and Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Board, if any. The Governance and Nominating Committee generally will not consider nominees recommended by shareholders. The Governance and Nominating Committee meets periodically, as necessary, and met two (2) times during the most recently completed fiscal year.

Fair Value Committee. In addition to the Board’s standing committees described above, the Board also has established a Fair Value Committee that is composed of certain officers of the Trust and representatives from the Adviser and the Trust’s administrator. The Fair Value Committee operates under procedures approved by the Board. The Fair Value Committee is responsible for the valuation of any portfolio investments for which market quotations or prices are not readily available. The Fair Value Committee meets periodically, as necessary.

Fund Shares Owned by Board Members. If applicable, the following table shows the dollar range of each Trustee’s “beneficial ownership” of shares of the Fund and other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of [-], 2021, the Trustees and officers owned less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Shares Owned in the Fund	Aggregate Dollar Range of Shares Owned In Series of the Trust
Interested Trustee
J. Garrett Stevens	None	None
Independent Trustees
Timothy J. Jacoby	None	None
Linda Petrone	None	None
Stuart Strauss	None	None
Mark A. Zurack	None	None

CODES OF ETHICS

The Trust, the Adviser, the Sub-Adviser and SEI Investments Distribution Co. (the “Distributor”) have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser, the Sub-Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics).

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at www.sec.gov.

PROXY VOTING POLICIES

The Board has delegated the responsibility to vote proxies for securities held in the Fund’s portfolio to the Adviser. Proxies for the portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Exhibit A to this SAI. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling toll-free 844-485-5383 ((844) Hull ETF), and (2) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Adviser. Exchange Traded Concepts, LLC, an Oklahoma limited liability company located at 10900 Hefner Pointe Drive, Suite 401, Oklahoma City, Oklahoma 73120, its primary place of business, and 295 Madison Avenue, New York, New York 10017, serves as the investment adviser to the Fund. The Adviser is majority owned by Cottonwood ETF Holdings LLC.

The Trust and the Adviser have entered into an investment advisory agreement with respect to the Fund (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser provides investment advisory services to the Fund. The Adviser is responsible for, among other things, overseeing the Sub-Adviser, including regular review of the Sub-Adviser’s performance, and trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Board. The Adviser also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust. For the services the Adviser provides to the Fund, the Fund pays the Adviser a fee, calculated daily and paid monthly, at an annual rate of 0.91% of its average daily net assets.

For the fiscal years ended November 30, 2018, 2019, and 2020, the Fund paid the Adviser $708,078, $459,192, and $[-], respectively, in advisory fees.

Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Excluded Expenses”).

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding voting securities of the Fund, or by the Adviser on not more than sixty (60) days’ nor less than thirty (30) days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Sub-Adviser. The Adviser has retained the Sub-Adviser, HTAA, LLC, to make investment decisions for the Fund and continuously review, supervise and administer the investment program of the Fund, subject to the supervision of the Adviser and the Board. The Sub-Adviser is a subsidiary of Hull Investments, LLC, a family office with more than $[-] million in assets under management as of [-]. Under a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Adviser pays the Sub-Adviser a portion of its fee, which is calculated daily and paid monthly, equal to 0.81% of the average daily net assets of the Fund. Under the Sub-Advisory Agreement, the Sub-Adviser has agreed to assume the Adviser’s responsibility to pay, or cause to be paid, all expenses of the Fund, except Excluded Expenses.

For the fiscal years ended November 30, 2018, 2019, and 2020, the Adviser paid the Sub-Adviser $630,267, $408,485, and $[-], respectively, in sub-advisory fees.

After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust. The Sub-Advisory Agreement also may be terminated, at any time, by the Board, the Adviser or the Sub-Adviser upon sixty (60) days’ written notice to the Sub-Adviser or by the Sub-Adviser upon sixty (60) days’ written notice to the Adviser and the Board. As used in the Sub-Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

PORTFOLIO MANAGERS

Petra Bakosova, Andrew Serowik, and Travis Trampe serve as the Fund’s portfolio managers. This section includes information about the portfolio managers, including information about other accounts each portfolio manager manages, the portfolio managers’ compensation, and the dollar range of shares of the Fund owned by the portfolio managers.

Portfolio Manager Compensation. Ms. Bakosova is compensated by the Sub-Adviser and does not receive any compensation directly from the Fund or the Adviser. Mr. Serowik’s portfolio management compensation includes a salary and discretionary bonus based on the profitability of the Adviser. Mr. Trampe’s portfolio management compensation also includes a salary and discretionary bonus based upon the profitability of the Adviser. No portfolio manager’s compensation is directly related to the performance of the underlying assets.

Fund Shares Owned by the Portfolio Managers. The Fund is required to show the dollar range of the portfolio managers’ “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. [As of November 30, 2020, none of the portfolio managers beneficially owned shares of the Fund.]

Other Accounts Managed by the Portfolio Managers. [In addition to the Fund, as of [-], 2021, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows]:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Petra Bakosova	[-]	$[-]	[-]	$[-]	[-]	$[-]
Andrew Serowik	[-]	$[-]	[-]	$[-]	[-]	$[-]
Travis Trampe	[-]	$[-]	[-]	$[-]	[-]	$[-]

*[None of the accounts managed by the portfolio managers are subject to performance-based advisory fees.]

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser and Sub-Adviser have established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser and Sub-Adviser manage are fairly and equitably allocated.

THE DISTRIBUTOR

The Trust and the Distributor, a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”) and an affiliate of the Trust’s administrator, are parties to an amended and restated distribution agreement dated November 10, 2011 (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust’s shares and distributes the shares of the Fund. Shares of the Fund are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute shares of the Fund in amounts less than a Creation Unit. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will solicit orders for the purchase of shares of the Fund, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares of the Fund. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement, with respect to the Fund, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of the Fund’s outstanding voting shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment.

The Distributor also may provide trade order processing services pursuant to a services agreement.

Distribution and Service Plan. The Trust has adopted a Distribution and Service Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No payments pursuant to the Plan will be made during the twelve (12) month period from the date of the Fund’s Prospectus and this SAI. Thereafter, 12b-1 fees may only be imposed after approval by the Board.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of any class of the Fund that is affected by such increase. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that the Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the shares of the Fund. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of shares of the Fund, including the cost of providing (or paying others to provide) services to beneficial owners of shares of the Fund, including, but not limited to, assistance in answering inquiries related to shareholder accounts, and (vii) such other services and obligations as are set forth in the Distribution Agreement.

THE ADMINISTRATOR

SEI Investments Global Funds Services (the “Administrator”) has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and serves as administrator of the Trust and the Fund. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments, is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other exchange-traded funds and mutual funds.

The Trust and the Administrator have entered into an amended and restated administration agreement dated November 10, 2011 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Fund whereby the Administrator provides certain shareholder services to the Fund.

For its services under the Administration Agreement, the Administrator is entitled to a fee, paid by the Adviser, based on assets under management, subject to a minimum fee.

THE CUSTODIAN

Brown Brothers Harriman & Co. (the “Custodian”), located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

THE TRANSFER AGENT

Brown Brothers Harriman & Co. (the “Transfer Agent”), located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., located at 151 North Franklin Street, Suite 575, Chicago, Illinois 60606, serves as the independent registered public accounting firm for the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The policy is designed to prevent the possible disclosure and misuse of knowledge of the Fund’s portfolio holdings and to ensure that the interests of the Adviser and Sub-Adviser, the Distributor, Custodian, Transfer Agent, Fund Accountant and Administrators, or any affiliated person of the Fund or the Fund’s service providers, are not placed above those of the Fund’s shareholders. The policy applies to all officers and agents of the Fund, including employees of the Adviser and Sub-Adviser.

The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet web sites, as well as through the following website: www.hulltacticalfunds.com. In addition, the composition of the in-kind creation basket and the in-kind redemption basket is publicly disseminated daily prior to the opening of the Exchange via the NSCC.

Greater than daily access to information concerning the Fund’s portfolio holdings will be permitted (i) to certain personnel of service providers to the Fund involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, and (ii) to other personnel of the Fund’s service providers who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the Trust’s exemptive relief, agreements with the Fund, and the terms of the Trust’s current registration statement. From time to time, and in the ordinary course of business, such information may also be disclosed (i) to other entities that provide services to the Fund, including pricing information vendors, and third parties that deliver analytical, statistical or consulting services to the Fund and (ii) generally after it has been disseminated to the NSCC.

The Fund will disclose its complete portfolio holdings in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year-end, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose any of the Fund’s portfolio holdings or other investment positions (whether in writing, by fax, by e-mail, orally, or by other means) except in accordance with this policy. The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings. The Board reviews the implementation of this policy on a periodic basis.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds (or series) and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares of each fund are entitled upon liquidation to a pro rata share in the net assets of that fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. Each fund’s shares, when issued, are fully paid and non-assessable.

Each share of a fund has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, and in most cases, exact dollar values for those services are not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. To the extent that the Adviser engages in brokerage transactions with a broker-dealer that is an affiliated person, it will do so in accordance with applicable law. The Adviser’s use of an affiliated broker-dealer creates a potential conflict of interest to favor an affiliate. The Adviser’s brokerage allocation process and best execution reviews seek to identify and address potential conflicts of interest.

Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

The Adviser may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the Exchange Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser, but only if the Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only recommend brokers that provide soft dollar benefits.

The Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser is able to use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s expenses to the extent that the Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser, effectively cross subsidizing the other accounts managed by the Adviser that benefit directly from the product. The Adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

Neither the Adviser nor the Sub-Adviser currently uses the Fund’s assets for, or participates in, any third party soft dollar arrangements, although they may do so in the future. However, they may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser and the Sub-Adviser do not “pay up” for the value of any such proprietary research.

The Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

For the fiscal years ended November 30, 2018, 2019, and 2020, the Fund paid $32,683, $10,457, and $[-], respectively, in aggregate brokerage commission on portfolio transactions.

Directed Brokerage. [For the fiscal year ended November 30, 2020, the Fund did not pay commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser or Sub-Adviser.]

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, the Sub-Adviser or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including those members who are not “interested persons” of the Fund, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically.

[For the fiscal years ended November 30, 2018, 2019 and 2020, the Fund did not pay brokerage commissions to affiliated brokers.]

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of the Fund’s shares.

[As of November 30, 2020, the Fund did not hold any securities of its “regular brokers and dealers.”]

BOOK ENTRY ONLY SYSTEM

Depository Trust Company (“DTC”) acts as securities depository for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares of the Fund is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares of the Fund (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares of the Fund. The Trust recognizes DTC or its nominee as the record owner of all shares of the Fund for all purposes. Beneficial Owners of shares of the Fund are not entitled to have shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares of the Fund.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant as to the number of Beneficial Owners holding shares of the Fund, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Fund. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares of the Fund held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Fund’s shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of shares of the Fund, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, as of [-], 2021, certain information about each DTC Participant that owned of record 5% or more of the outstanding shares of the Fund is set forth in the table below. Shareholders that have more than 25% beneficial ownership of the Fund’s outstanding shares may be in control of the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

Participant Name and Address	Percentage of Ownership
[-]	[-]%

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

PURCHASE (CREATION). The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, at their NAV next determined after receipt, on any Business Day (as defined below), of an order received in proper form.

A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. As of the date of the Prospectus, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of the Fund generally consists of an in-kind deposit of a designated portfolio of securities – the “Deposit Securities” – per each Creation Unit constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and an amount of cash – the Cash Component – computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from the Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

The Administrator, through the National Securities Clearing Corporation (“NSCC”) (discussed below), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Sub-Adviser to the Fund with a view to the investment objectives of the Fund. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash – i.e., a “cash in lieu” amount – to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting. The Trust also reserves the right to offer an “all cash” option for creations of Creation Units for the Fund.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to create a Creation Unit of the Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Trust, the Distributor and the Administrator with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Fund. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations. All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than 3:00 p.m., Eastern Time, an hour earlier than the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern Time) (“Closing Time”), in each case on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders Using Clearing Process” and “Placement of Creation Orders Outside Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of the Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to 3:00 p.m., Eastern Time, on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process, should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effecting such transfer of Deposit Securities and Cash Component.

PLACEMENT OF CREATION ORDERS USING THE CLEARING PROCESS. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Fund’s transfer agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than 3:00 p.m., Eastern Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

PLACEMENT OF CREATION ORDERS OUTSIDE THE CLEARING PROCESS. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Administrator. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Administrator through the Federal Reserve wire system in a timely manner so as to be received by the Administrator no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than 3:00 p.m., Eastern Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Administrator does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units of the Fund so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 3:00 p.m., Eastern Time on such date and federal funds in the appropriate amount are deposited with the Administrator by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 3:00 p.m., Eastern Time or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Administrator or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of the Fund so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

ACCEPTANCE OF ORDERS FOR CREATION UNITS. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Administrator, as described above; (d) acceptance of the Deposit Securities or Cash Purchase Amount would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit or Cash Purchase Amount would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit or Cash Purchase Amount would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Administrator and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits or Cash Purchase Amounts nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

CREATION TRANSACTION FEE. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a minimum creation transaction fee, assessed per transaction, as follows:

Fund	Creation Transaction Fee*
Hull Tactical US ETF	$500

*	To the extent a Creation Unit consists of more than 100 securities, an additional Creation Transaction Fee may be charged to Authorized Participants to the next highest $500 increment at the following rates: (i) $5 per book-entry security settled via the NSCC’s CNS; and (ii) $15 per security for “in-kind” settlements settled outside the NSCC, and all physical settlements, including options, futures and other derivatives.

The Fund, subject to approval by the Board, may adjust the Creation Transaction Fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

REDEMPTION. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Administrator and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Administrator, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the “Fund Securities” that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

CASH REDEMPTION AMOUNT. Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities – as announced by the Administrator on the Business Day of the request for redemption received in proper form – plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee”. In the event that the Fund Securities have a value greater than the NAV of the shares of the Fund, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

PLACEMENT OF REDEMPTION ORDER USING CLEARING PROCESS. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Administrator not later than 3:00 p.m., Eastern Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after 3:00 p.m., Eastern Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

PLACEMENT OF REDEMPTION ORDERS OUTSIDE CLEARING PROCESS. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 3:00 p.m., Eastern Time on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of shares of the Fund and/or the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. and 2:00 p.m., respectively, Eastern Time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities, which are expected to be delivered within three Business Days, and/or the Cash Redemption Amount to the Authorized Participant, on behalf of the redeeming Beneficial Owner, by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Administrator according to the procedures set forth under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Administrator. Therefore, if a redemption order in proper form is submitted to the Administrator by a DTC Participant not later than 3:00 p.m., Eastern Time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to the custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and/or the Cash Redemption Amount to be delivered will be determined by the Administrator on such Transmittal Date. If, however, a redemption order is submitted to the Administrator by a DTC Participant not later than 3:00 p.m., Eastern Time on the Transmittal Date, but either (1) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Administrator, i.e., the Business Day on which the shares of the Fund are delivered through DTC to the Administrator by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions. The Trust also reserves the right to offer an “all cash” option for redemptions of Creation Units for the Fund.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the securities owned by the Fund or determination of the shares’ NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REDEMPTION TRANSACTIONS FEE. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a minimum redemption transaction fee, assessed per transaction as follows:

Fund	Redemption Transaction Fee*
Hull Tactical US ETF	$500

*	To the extent a Creation Unit consists of more than 100 securities, an additional Redemption Transaction Fee may be charged to Authorized Participants to the next highest $500 increment at the following rates: (i) $5 per book-entry security settled via the NSCC’s CNS; and (ii) $15 per security for “in-kind” settlements settled outside the NSCC, and all physical settlements, including options, futures and other derivatives.

The Fund, subject to approval by the Board, may adjust the Redemption Transaction Fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

DETERMINATION OF NET ASSET VALUE

The NAV per share FOR the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV per share. The NAV per share for the Fund is calculated by the Administrator and determined as of the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. Futures contracts will be valued at the settlement or closing price determined by the applicable exchange. Cash Instruments may be valued at market values, as furnished by recognized dealers in such securities or assets. Cash Instruments also may be valued on the basis of information furnished by an independent pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Shares of money market mutual funds held by the Fund will be valued at their respective NAVs.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust’s procedures require the Fair Value Committee to determine a security’s fair value if a market price is not readily available. In determining such value the Fair Value Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from the Fund’s index provider). In these cases, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares of the Fund are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

The Fund may make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends by the Fund if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Trust of the same Fund at NAV. Distributions reinvested in additional shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

Federal Income Taxes

The following is a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the summary in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an individual retirement account (“IRA”), 401(k) or other tax-advantaged account. Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

The Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to a RIC, such as the Fund. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in the Fund.

Regulated Investment Company Status. The Fund has elected and will seek to continue to qualify to be treated as a RIC under the Internal Revenue Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Internal Revenue Code, the Fund must distribute annually to its shareholders at least an amount equal to the sum of 90% of the Fund’s net investment company taxable income for such year (including, for this purpose, dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses), computed without regard to the dividends paid deduction, and at least 90% of its net tax-exempt interest income for such year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. One of these additional requirements for RIC qualification is that the Fund must receive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in stock, securities, foreign currencies and net income from interests in qualified publicly traded partnerships (the “90% Test”). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership; and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”). The Fund expects to invest in certain Underlying ETFs and underlying mutual funds (collectively, “Underlying Funds”) that will have qualified and will intend to continue to qualify for treatment each year as a RIC.

If the Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular corporate income tax rate (which the Tax Act has reduced to 21%) without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders.

In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. If the Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

Notwithstanding the Distribution Requirement described above, the Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute (and is not deemed to distribute) to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year and 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Fund and subject to corporate income tax will be considered to have been distributed. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. The Fund is permitted to carry forward a net capital loss indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. The Fund may invest in Underlying Funds with capital loss carryforwards. Underlying Funds with net capital losses may also carry forward those net capital losses indefinitely. Generally, neither the Fund nor any Underlying Fund may carry forward any losses other than net capital losses.

The Fund will not be able to offset gains distributed by any Underlying Fund in which it invests against losses incurred by another Underlying Fund in which it invests because the Underlying Funds cannot distribute losses. The Fund’s sales of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could cause the Fund to recognize taxable gains or losses. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on sales of shares in the Underlying Funds may be deferred. Short-term capital gains earned by an Underlying Fund will be treated as ordinary dividends when distributed to the Fund and therefore may not be offset by any short-term capital losses incurred by the Fund. Thus, the Fund’s short-term capital losses may instead offset its long-term capital gains, which might otherwise be eligible for the reduced U.S. federal income tax rates for individual and certain other non-corporate shareholders. As a result of these factors, the use of the fund-of-funds structure by the Fund could adversely affect the amount, timing and character of distributions to its shareholders.

Net capital gain distributions by an Underlying Fund will be treated as long-term capital gain, even if the Fund has held shares of the Underlying Fund for less than one year. If not disallowed under the wash sale rules (described below), any loss incurred by the Fund on the sale of such Underlying Fund shares that have a tax holding period of six months or less will be treated as long-term capital loss to the extent of the gain distribution received on the shares disposed of by the Fund.

Taxation of Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income (as discussed below), whether you take them in cash or in additional shares.

Subject to certain limitations and requirements, dividends reported by the Fund as qualified dividend income will be taxable to non-corporate shareholders at rates of up to 20%. In general, dividends may be reported by the Fund as qualified dividend income if they are (i) paid from dividends received by the Fund from Underlying Funds that themselves received such income as dividends on common and preferred stock of U.S. corporations or on stock of certain eligible foreign corporations, and (ii) reported as such by the Underlying Funds, provided that certain holding period and other requirements are met by both the Fund and the shareholders. If the Fund invests directly in stock of U.S. corporations other than Underlying Funds or in stock of certain eligible foreign corporations, dividends the Fund receives on those investments may also be reported by the Fund as qualified dividend income. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States or in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. “Passive foreign investment companies” (described below) are not qualified foreign corporations for this purpose. Distributions that the Fund receives from an ETF, an underlying fund taxable as a RIC or from a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT. Dividends received by the Fund that are attributable to an Underlying Fund’s investments in REITs generally are not expected to qualify for treatment as qualified dividend income. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

In the case of corporate shareholders, the Fund’s distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

Certain dividends received by the Fund from an Underlying Fund and attributable to the Underlying Fund’s dividend income from stock of U.S. corporations (generally, dividends received by an Underlying Fund in respect of any share of stock (1) as to which the Underlying Fund has met certain holding period requirements and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Underlying Fund may be eligible for the dividends-received deduction generally available to corporate shareholders under the Internal Revenue Code, provided such dividends are also appropriately so reported as eligible for the dividends-received deduction by the Fund. Capital gain distributions distributed to the Fund from Underlying Funds and capital gain dividends distributed to an Underlying Fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the dividends-received deduction, corporate shareholders must also meet minimum holding period requirements with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

The Fund’s investment strategies may significantly limit its ability to distribute dividends eligible to be treated as qualified dividend income and for the dividends-received deduction for corporate shareholders.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

If the Fund’s distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the shares of the Fund on which the distribution was received are sold. After a shareholder’s basis in the shares of the Fund has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

The Fund’s shareholders will be notified annually by the Fund (or their broker) as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the shareholder’s period of investment in the Fund.

Sales, Exchanges, or Redemptions. A sale of shares or redemption of Creation Units in the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares have been held for more than 12 months, and short-term capital gain or loss if the shares are held for 12 months or less. However, if shares on which a shareholder has received a long-term capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of the Fund. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s basis in the Creation Units. The Internal Revenue Service (“IRS”), however, may assert that an Authorized Participant may not be permitted to currently deduct losses realized upon an exchange of securities for Creation Units under the rules governing “wash sales” (for an Authorized Participant that does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year and were held as capital assets in the hands of the exchanging Authorized Participant. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. Any loss realized upon a redemption of Creation Units held for six months or less should be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust on behalf of the Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible.

Medicare Tax. U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income.” This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (including capital gain distributions and capital gains realized on the sale of shares of the Fund or the redemption of Creation Units), among other categories of income, are generally taken into account in computing a shareholder’s net investment income.

Taxation of Fund and Underlying Fund Investments. Certain of the Fund’s and Underlying Funds’ investments may be subject to complex provisions of the Internal Revenue Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by the Fund or Underlying Funds (i.e., may affect the Fund’s and an Underlying Fund’s ability to qualify as a RIC, affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund or Underlying Funds and defer losses and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund or Underlying Funds to mark to market certain types of positions in their portfolios (e.g., treat them as if they were closed out) which may cause the Fund or Underlying Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. Accordingly, in order to avoid certain income and excise taxes, the Fund or Underlying Funds may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve its qualification for treatment as a RIC.

Certain investments by the Fund, such as certain ETPs, commodity-linked instruments and certain over-the-counter derivatives, do not produce qualifying income for purposes of the "90% Test" described above, which must be met in order for the Fund to maintain its status as a RIC under the Internal Revenue Code. In addition, the determination of the value and the identity of the issuer of certain derivative investments are often unclear for purposes of the “Asset Test” described above. The Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that it is adequately diversified under the Asset Test. The Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Fund’s determination of the “Asset Test” with respect to such derivatives.

The Fund is required, for federal income tax purposes, to mark to market and recognize as income for each taxable year its net unrealized gains and losses as of the end of such year on certain regulated futures contracts, foreign currency contracts and options subject to section 1256 of the Code (“Section 1256 Contracts”) in addition to the gains and losses actually realized with respect to Section 1256 Contracts during the year. Gain or loss from Section 1256 Contracts will generally be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders.

In general, for purposes of the 90% Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Internal Revenue Code section 7704(d), and (iii) that generally derives less than 90% of its income from the same sources as described in the 90% Test will be treated as qualifying income. In addition, although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

The Fund may invest in certain MLPs which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the 90% Test, but the Fund’s investment in one or more of such qualified publicly traded partnerships is limited under the Asset Test to no more than 25% of the value of the Fund’s assets. The Fund will monitor its investment in such qualified publicly traded partnerships in order to ensure compliance with the 90% and Asset Tests. MLPs and other partnerships that the Fund may invest in will deliver Form K-1s to the Fund to report its share of income, gains, losses, deductions and credits of the MLP or other partnership. These Form K-1s may be delayed and may not be received until after the time that the Fund issues its tax reporting statements. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

The Tax Act treats “qualified publicly traded partnership income” within the meaning of Section 199A(e)(5) of the Internal Revenue Code as eligible for a 20% deduction by non-corporate taxpayers. Qualified publicly traded partnership income is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not necessarily the same as a “qualified publicly traded partnership” as defined for the purpose of the immediately preceding paragraphs. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Act does not contain a provision permitting a RIC, such as the Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in a RIC that invests in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable the Fund to pass through the special character of “qualified publicly traded partnership income” to shareholders.

The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions (including, but not limited to, short sales) in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Internal Revenue Code.

Foreign Investments. The Fund or an Underlying Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to any investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect the Underlying Funds to satisfy the requirements for passing through to their shareholders (including the Fund) any share of foreign taxes paid by such Underlying Funds, with the result that the shareholders of the Fund are unlikely to be required include such taxes in their respective gross incomes and therefore will not be entitled to any tax deductions or credits for such taxes on their own returns.

Foreign tax credits, if any, received by the Fund as a result of an investment in an Underlying Fund taxable as a RIC will not be passed through to you unless the Fund qualifies as a “qualified fund-of-funds” under the Internal Revenue Code. If the Fund is a “qualified fund-of-funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. The Fund will be treated as a “qualified fund-of-funds” under the Internal Revenue Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.

Backup Withholding. The Fund (or financial intermediaries, such as brokers, through which a shareholder holds shares) will be required in certain cases to withhold (as “backup withholding”) at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of dividends paid to any shareholder who: (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to backup withholding; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.

Foreign Shareholders. Any foreign shareholders in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.  Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Unless certain non-U.S. entities that hold shares of the Fund comply with IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement. A beneficial holder of shares of the Fund who is a foreign person may be subject to foreign, state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment or fixed base maintained by the shareholder in the United States.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting. The cost basis of shares of the Fund acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Internal Revenue Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes.

The foregoing discussion is based on U.S. federal tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisors concerning their specific situations and the application of foreign, federal, state, and local taxes.

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal year ended November 30, 2020, including the report of Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, are incorporated by reference into this SAI.

APPENDIX A

Bond Ratings

Below is a description of Standard & Poor’s Ratings Group (“Standard & Poor’s”) and Moody’s Investors Service, Inc. (“Moody’s”) bond rating categories.

Standard & Poor’s Ratings Group Corporate Bond Ratings

AAA -This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated “AA” also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from “AAA” issues only in small degree.

A - Bonds rated “A” have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated “BBB” are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated “BB” have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated “b” have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated “CCC” have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Moody’s Investors Service, Inc. Corporate Bond Ratings

Aaa - Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated “Aa” are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in “Aaa” securities.

A - Bonds rated “A” possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated “Baa” are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated “Ba” are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

A-1

APPENDIX B

EXCHANGE TRADED CONCEPTS, LLC

PROXY VOTING POLICY AND PROCEDURES

Introduction

Exchange Traded Concepts, LLC (“ETC”) recognizes that proxies for companies whose securities are held in client portfolios have an economic value, and it seeks to maximize that economic value by ensuring that votes are cast in a manner that it believes to be in the best interest of the affected clients. Proxies are considered client assets and are to be managed with the same care, skill and diligence as all other client assets.

Proxy Voting Policies

Proxy voting will be conducted by either ETC or the sub-adviser.1 To the extent that ETC is responsible for proxy voting, ETC has engaged Institutional Shareholder Services (“ISS”), to provide research on proxy matters and voting recommendations, and to cast votes on behalf of ETC. ISS executes and maintains appropriate records related to the proxy voting process, and ETC has access to those records. ETC maintains records of differences, if any, between this Policy and the actual votes cast. ETC may, in the future, decide to engage a different proxy advisory firm.

ETC has reviewed ISS’s voting guidelines and has determined that those guidelines provide guidance in the best interest of ETC’s clients. This Policy and ISS’s proxy voting guidelines will be reviewed at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

There may be times when ETC believes that the best interests of the client will be better served if ETC votes a proxy counter to ISS’s guidelines pertaining to the matter to be voted upon. In those cases, ETC will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After considering this information and, as necessary, discussing the issue with other relevant parties, ETC will determine how to vote on the issue in a manner which ETC believes is consistent with this Policy and in the best interests of the client.

Each sub-adviser’s proxy voting policies and procedures have been approved by the Trusts’ Board of Trustees and when a sub-adviser has been delegated authority to vote a proxy, it will vote such proxy in accordance with the approved proxy voting policies and procedures.

In addition, the sub-adviser may engage the services of an independent third party (“Proxy Firm”) to cast proxy votes according to the sub-adviser’s established guidelines. ETC has deemed in the best interest of clients to permit a sub-adviser the authority to cast proxy votes in accordance with the proxy voting policies submitted by that firm and approved by the Trusts’ Board of Trustees. The sub-adviser must promptly notify ETC of any proxy votes that are not voted consistently with the guidelines set forth in its policy.

1 As of the date of the last revision to this Policy, ETC’s clients include the series (or portfolios) of Exchange Traded Concepts Trust, Exchange Listed Funds Trust, and ETF Series Solutions (the “Trusts”) for which ETC serves as investment adviser, together with certain series (or portfolios) of trusts for which ETC serves as trading sub-adviser. For certain series for which ETC serves as investment adviser, ETC has engaged one or more sub-advisers. For some series, ETC is responsible for voting proxies and, for the remaining series, another adviser or sub-adviser is responsible for proxy voting.

Conflict of Interest Identification and Resolution

Although ETC does not believe that conflicts of interest will generally arise in connection with its proxy voting policies, ETC seeks to minimize the potential for conflict by utilizing the services of ISS to provide voting recommendations that are consistent with relevant regulatory requirements. Occasions may arise during the analysis and voting process in which the best financial interests of clients might conflict with the interests of ISS. ISS has developed a “separation wall” as security between its proxy recommendation service and the other services it and its affiliated companies provide to clients who may also be a portfolio company for which proxies are solicited.

In resolving a conflict, ETC may decide to take one of the following courses of action: (1) determine that the conflict or potential conflict is not material, (2) request that disclosure be made to clients for whom proxies will be voted to disclose the conflict of interest and the recommended proxy vote and to obtain consent from such clients, (3) ETC may vote the proxy or engage an independent third-party or fiduciary to determine how the proxies should be voted, (4) abstain from voting or (5) take another course of action that adequately addresses the potential for conflict. Employees are required to report to the CCO any attempted or actual improper influence regarding proxy voting.

ETC will provide clients a copy of the complete Policy. ETC will also provide to clients, upon request, information on how their securities were voted.

Proxy Voting Operational Procedures

Reconciliation Process

Each account’s custodian provides holdings to ISS on a daily basis. Proxy materials are sent to ISS, which verifies that materials for future shareholder meetings are received for each record date position. ISS researches and resolves situations where expected proxy materials have not been received. ISS also notifies ETC of any proxy materials received that were not expected.

Voting Identified Proxies

A proxy is identified when it is reported through the ISS automated system or when a custodian bank notifies ISS of its existence. As a general rule, ETC votes all proxies that it is entitled to vote that are identified within the solicitation period. ETC may apply a cost-benefit analysis to determine whether to vote a proxy. For example, if ETC is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking,” ETC generally abstains from voting that proxy.

Although not necessarily an exhaustive list, other instances in which ETC may be unable or may determine not to vote a proxy are as follows: (1) situations where the underlying securities have been lent out pursuant to an account’s participation in a securities lending program and the cost-benefit ETC analysis indicates that the cost to recall the security outweighs the benefit; (2) instances when proxy materials are not delivered or are delivered in a manner that does not provide ETC sufficient time to analyze the proxy and make an informed decision by the voting deadline; and (3) occasions when required local-market documentation cannot be filed and approved prior to the proxy voting deadline.

Proxy Oversight Procedures

In order to fulfill its oversight responsibilities related to the use of a proxy advisory firm, ETC will conduct a due diligence review of ISS annually and requests, at a minimum, the following information:

♦	ISS’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest
♦	ISS’ Regulatory Code of Ethics
♦	The most recent SSAE 16 report of ISS controls conducted by an independent auditor (if available)
♦	ISS’ Form ADV Part 2 to determine whether ISS disclosed any new potential conflicts of interest

On a quarterly basis, ETC will request from ISS a certification indicating that all proxies were voted and voted in accordance with pre-determined guidelines and a summary of any material changes to the firm’s policies and procedures designed to address conflicts of interest. In addition, a Proxy Voting Record Report is reviewed by ETC on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time.

In order to fulfill its oversight responsibilities when a sub-adviser is responsible for voting proxies, ETC will request a certification of compliance and completion and review the sub-adviser’s Proxy Voting Record Report on a periodic basis.

Maintenance of Proxy Voting Records

The following records are maintained for a period of five years, with records being maintained for the first two years on site:

○	These policy and procedures, and any amendments thereto;
○	Each proxy statement (the majority of which are maintained on a third-party automated system);
○	Record of each vote cast;
○	Documentation, if any, created by ETC that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for a decision;
○	Various reports related to the above procedures; and
○	Each written client request for information and a copy of any written response by ETC to a client’s written or oral request for information.

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Certificate of Trust dated July 17, 2009 of Exchange Traded Concepts Trust (formerly, FaithShares Trust) (the “Trust” or the “Registrant”) is incorporated herein by reference to Exhibit (a)(1) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0000950123-09-023575 on July 20, 2009.

(a)(2)	Written Instrument dated July 14, 2011, amending the Registrant’s Certificate of Trust dated July 17, 2009, is incorporated herein by reference to Exhibit (a)(2) to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-11-078120 on August 17, 2011.

(a)(3)	Registrant’s Agreement and Declaration of Trust dated October 13, 2009 is incorporated herein by reference to Exhibit (a)(2) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-09-068184 on December 4, 2009.

(a)(4)	Registrant’s Amended and Restated Agreement and Declaration of Trust dated October 3, 2011 is incorporated herein by reference to Exhibit (a)(4) to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-11-100027 on November 22, 2011.

(b)	Registrant’s Amended and Restated By-Laws dated May 19, 2020 are incorporated herein by reference to Exhibit (b)(3) to Post-Effective Amendment No. 293 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-20-006516 on May 29, 2020.

(c)	Not applicable.

(d)(1)	Amended and Restated Investment Advisory Agreement dated May 6, 2020 between the Registrant and Exchange Traded Concepts, LLC (the “Advisory Agreement”) is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 293 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-20-006516 on May 29, 2020.

(d)(2)	Addendum to Schedule A, dated May 28, 2020, to the Advisory Agreement is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 298 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-20-008225 on July 8, 2020.

(d)(3)	Revised Schedule A to the Advisory Agreement, reflecting the addition of the Mortgage-Backed Securities ETF and Capital Link/Asia Times Financial 50 Chinese Mainland Bond ETF, to be filed by amendment.

(d)(4)	Sub-Advisory Agreement dated June 1, 2015 between Exchange Traded Concepts, LLC and HTAA, LLC is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-004099 on June 29, 2015.

(d)(5)	Sub-Advisory Agreement dated May 26, 2015 between Exchange Traded Concepts, LLC and Vident Investment Advisory, LLC (the “Vident Sub-Advisory Agreement”) is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-005799 on August 28, 2015.

(d)(6)	Schedule A, dated August 1, 2018, to the Vident Sub-Advisory Agreement is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 245 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-18-014749 on December 21, 2018.

(d)(7)	Sub-Advisory Agreement dated May 26, 2015 between Exchange Traded Concepts, LLC and Penserra Capital Management LLC (the “Penserra Capital Sub-Advisory Agreement”) is incorporated herein by reference to Exhibit (d)(7) to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-004099 on June 29, 2015.

(d)(8)	Addendum to Schedule A, as revised January 24, 2018, to the Penserra Capital Sub-Advisory Agreement is incorporated herein by reference to Exhibit (d)(9) to Post-Effective Amendment No. 232 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-18-001016 on January 26, 2018.

(d)(9)	Sub-Advisory Agreement dated May 6, 2020 between Exchange Traded Concepts, LLC and 6 Meridian LLC is incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 293 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-20-006516 on May 29, 2020.

(d)(10)	Expense Limitation Agreement dated May 7, 2020 between the Registrant and Exchange Traded Concepts LLC, relating to the 6 Meridian Low Beta Equity Strategy ETF, 6 Meridian Mega Cap Equity ETF, 6 Meridian Small Cap Equity ETF and 6 Meridian Hedged Equity-Index Option Strategy ETF, is incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No. 298 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-20-008225 on July 8, 2020.

(e)(1)	Amended and Restated Distribution Agreement dated November 10, 2011 between the Registrant and SEI Investments Distribution Co. (the “Distribution Agreement”) is incorporated herein by reference to Exhibit (e)(l) to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-12-014210 on March 12, 2012.

(e)(2)	Amendment No. 2 and revised Schedule A, effective December 6, 2012, to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-15629 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-13-004545 on January 29, 2013.

(e)(3)	Amendment No. 3 and revised Schedule A, effective as of February 28, 2013, to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(3) to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-003416 on July 26, 2013.

(e)(4)	Amendment No. 4, effective as of November 11, 2013, to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(4) to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-14-001917 on March 28, 2014.

(e)(5)	Amendment No. 5 and revised Schedule A, effective as of October 1, 2013, to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(4) to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-004927 on October 18, 2013.

(e)(6)	Amendment No. 6 and revised Schedule A, effective February 18, 2014, to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(6) to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-002138 on March 30, 2015.

(e)(7)	Amendment No. 7 and revised Schedule A, effective November 11, 2014, to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(7) to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-002138 on March 30, 2015.

(e)(8)	Amendment No. 8 and revised Schedule A, effective September 29, 2015, to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(8) to Post-Effective Amendment No. 150 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-16-008944 on January 11, 2016.

(e)(9)	Amendment No. 9 and revised Schedule A, effective December 8, 2015, to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(9) to Post-Effective Amendment No. 202 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-005613 on May 1, 2017.

(e)(10)	Amendment No. 10 and revised Schedule A, effective February 28, 2017, to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(10) to Post-Effective Amendment No. 223 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-013041 on October 13, 2017.

(e)(11)	Amendment No. 11 and revised Schedule A, effective December 7, 2017, to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(11) to Post-Effective Amendment No. 232 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-18-001016 on January 26, 2018.

(e)(12)	Amendment No. 12 and revised Schedule A, effective September 17, 2018, to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(12) to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-18-009735 on September 20, 2018.

(e)(13)	Amendment No. 13 and revised Schedule A, effective June 12, 2019, to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(13) to Post-Effective Amendment No. 253 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-19-009384 on June 14, 2019.

(e)(14)	Amendment No. 14 and revised Schedule A, effective July 19, 2019, to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(14) to Post-Effective Amendment No. 267 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-19-014912 on November 27, 2019.

(e)(15)	Amendment No. 15 and revised Schedule A, effective December 5, 2019, to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(15) to Post-Effective Amendment No. 288 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-20-005521 on May 7, 2020.

(e)(16)	Amendment No. 16 and revised Schedule A, effective May 19, 2020, to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(16) to Post-Effective Amendment No. 293 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-20-006516 on May 29, 2020.

(e)(17)	Amendment No. 17 and revised Schedule A, effective May 28, 2020, to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(17) to Post-Effective Amendment No. 298 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-20-008225 on July 8, 2020.

(e)(18)	Amendment and revised Schedule A to the Distribution Agreement, reflecting the addition of the Mortgage-Backed Securities ETF and Capital Link/Asia Times Financial 50 Chinese Mainland Bond ETF, to be filed by amendment.

(e)(19)	Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-12-014210 on March 12, 2012.

(f)	Not applicable.

(g)(1)	Custodian Agreement dated September 28, 2009 between the Registrant and Brown Brothers Harriman & Co. (the “BBH Custodian Agreement”) is incorporated herein by reference to Exhibit (g) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-09-059434 on November 6, 2009.

(g)(2)	Revised Appendix A, dated May 27, 2020, to the BBH Custodian Agreement is incorporated herein by reference to Exhibit (g)(2) to Post-Effective Amendment No. 298 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-20-008225 on July 8, 2020.

(g)(3)	Custody Agreement dated November 2, 2017 between the Registrant and The Bank of New York Mellon (the “BNY Custody Agreement”) is incorporated herein by reference to Exhibit (g)(3) to Post-Effective Amendment No. 253 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-19-009384 on June 14, 2019.

(g)(4)	Amendment to Schedule II, dated as of April 28, 2020, to the BNY Custody Agreement is incorporated herein by reference to Exhibit (g)(4) to Post-Effective Amendment No. 288 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-20-005521 on May 7, 2020.

(g)(5)	Amendment to Schedule II to the BNY Custody Agreement, reflecting the addition of the Mortgage-Backed Securities ETF and Capital Link/Asia Times Financial 50 Chinese Mainland Bond ETF, to be filed by amendment.

(g)(6)	Foreign Custody Manager Agreement dated November 2, 2017 between the Registrant and The Bank of Mellon New York (the “Foreign Custody Agreement”) is incorporated herein by reference to Exhibit (g)(3) to Post-Effective Amendment No. 232 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-18-001016 on January 26, 2018.

(g)(7)	Amendment to Annex I, dated May 2, 2019, to the Foreign Custody Agreement is incorporated herein by reference to Exhibit (g)(7) to Post-Effective Amendment No. 253 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-19-009384 on June 14, 2019.

(g)(8)	Amendment to Annex I to the Foreign Custody Agreement, reflecting the addition of the Capital Link/Asia Times Financial 50 Chinese Mainland Bond ETF, to be filed by amendment.

(h)(1)	Amended and Restated Administration Agreement dated November 10, 2011 between the Registrant and SEI Investments Global Funds Services (the “Administration Agreement”) is incorporated herein by reference to Exhibit (h)(l) to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-12-014210 on March 12, 2012.

(h)(2)	Amendment and revised Schedule I, effective as of April 19, 2012, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-003416 on July 26, 2013.

(h)(3)	New Fund Addendum, dated April 19, 2012, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC on January 29, 2013.

(h)(4)	Amendment, dated March 1, 2013, to the New Fund Addendum, dated April 19, 2012, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(8) to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-003416 on July 26, 2013.

(h)(5)	Amendment No. 2 and revised Schedule I, effective December 6, 2012, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC on January 29, 2013.

(h)(6)	New Fund Addendum, dated January 15, 2013, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC on January 29, 2013.

(h)(7)	Amendment No. 3 and revised Schedule I, effective as of February 28, 2013, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(7) to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-003416 on July 26, 2013.

(h)(8)	Amendment No. 4 and revised Schedule I, effective as of October 1, 2013, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(9) to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-004927 on October 18, 2013.

(h)(9)	New Fund Addendum, dated October 1, 2013, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(10) to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-13-004927 on October 18, 2013.

(h)(10)	Amendment No. 5 and revised Schedule I, effective as of February 18, 2014, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(10) to Post-Effective Amendment No. 218 to the Registrant’s Registration Statement on Form N-1A (File Nos. 33-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-011107 on August 28, 2017.

(h)(11)	New Fund Addendum, dated June 1, 2015, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(11) to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-004099 on June 29, 2015.

(h)(12)	Amendment No. 6 and revised Schedule I, effective as of November 11, 2014, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(11) to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-002138 on March 30, 2015.

(h)(13)	New Fund Addendum, dated November 11, 2014, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(12) to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-002138 on March 30, 2015.

(h)(14)	Amendment No. 7 and revised Schedule I, effective as of September 29, 2015, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(14) to Post-Effective Amendment No. 218 to the Registrant’s Registration Statement on Form N-1A (File Nos. 33-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-011107 on August 28, 2017.

(h)(15)	Amendment No. 8 and revised Schedule I, effective as of December 8, 2015, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(15) to Post-Effective Amendment No. 218 to the Registrant’s Registration Statement on Form N-1A (File Nos. 33-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-011107 on August 28, 2017.

(h)(16)	New Fund Addendum, dated March 30, 2016, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(13) to Post-Effective Amendment No. 212 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-009252 on July 28, 2017.

(h)(17)	Amendment No. 9 and revised Schedule I, effective as of February 28, 2017, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(17) to Post-Effective Amendment No. 223 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-013041 on October 13, 2017.

(h)(18)	New Fund Addendum, dated February 28, 2017, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(18) to Post-Effective Amendment No. 223 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-013041 on October 13, 2017.

(h)(19)	Amendment No. 10 and revised Schedule I, effective as of December 7, 2017, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(19) to Post-Effective Amendment No. 232 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-18-001016 on January 26, 2018.

(h)(20)	New Fund Addendum, dated November 2017, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(20) to the Post-Effective Amendment No. 234 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-18-005010 on March 30, 2018.

(h)(21)	Amendment No. 11 and revised Schedule I, effective as of September 17, 2018, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(21) to Post-Effective Amendment No. 245 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-18-014749 on December 21, 2018.

(h)(22)	New Fund Addendum, dated July 25, 2018, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(22) to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-18-009735 on September 20, 2018.

(h)(23)	Amendment No. 12 and revised Schedule I, effective as of June 12, 2019, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(23) to Post-Effective Amendment No. 253 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-19-009384 on June 14, 2019.

(h)(24)	New Fund Addendum, dated May 28, 2019, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(24) to Post-Effective Amendment No. 253 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-19-009384 on June 14, 2019.

(h)(25)	Amendment No. 13 and revised Schedule I, effective as of July 19, 2019, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(25) to Post-Effective Amendment No. 267 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-19-014912 on November 27, 2019.

(h)(26)	New Fund Addendum, dated September 13, 2019, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(26) to Post-Effective Amendment No. 267 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-19-014912 on November 27, 2019.

(h)(27)	Amendment No. 14 and revised Schedule I, effective as of December 5, 2019, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(27) to Post-Effective Amendment No. 288 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-20-005521 on May 7, 2020.

(h)(28)	New Fund Addendum, dated April 30, 2020, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(28) to Post-Effective Amendment No. 288 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-20-005521 on May 7, 2020.

(h)(29)	Amendment No. 15 and revised Schedule I, effective as of May 19, 2020, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(29) to Post-Effective Amendment No. 293 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-20-006516 on May 29, 2020.

(h)(30)	New Fund Addendum, dated May 27, 2020, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(30) to Post-Effective Amendment No. 293 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-20-006516 on May 29, 2020.

(h)(31)	Amendment No. 16 and revised Schedule I, effective as of May 28, 2020, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(31) to Post-Effective Amendment No. 298 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-20-008225 on July 8, 2020.

(h)(32)	New Fund Addendum, dated June 10, 2020, to the Administration Agreement is incorporated herein by reference to Exhibit (h)(32) to Post-Effective Amendment No. 298 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-20-008225 on July 8, 2020.

(h)(33)	Amendment and revised Schedule I to the Administration Agreement, reflecting the addition of the Mortgage-Backed Securities ETF and Capital Link/Asia Times Financial 50 Chinese Mainland Bond ETF, to be filed by amendment.

(h)(34)	New Fund Addendum to the Administration Agreement, reflecting the addition of the Mortgage-Backed Securities ETF and Capital Link/Asia Times Financial 50 Chinese Mainland Bond ETF, to be filed by amendment.

(h)(35)	Transfer Agency Services Agreement dated September 28, 2009 between the Registrant and Brown Brothers Harriman & Co. (the “BBH Transfer Agency Services Agreement”) is incorporated herein by reference to Exhibit (h) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-09-059434 on November 6, 2009.

(h)(36)	Amendment, dated May 17, 2012, to the BBH Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-12-034055 on June 8, 2012.

(h)(37)	Revised Appendix A, dated May 27, 2020, to the BBH Transfer Agency Services Agreement is incorporated herein by reference to Exhibit (h)(37) to Post-Effective Amendment No. 298 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-20-008225 on July 8, 2020.

(h)(38)	Transfer Agency and Service Agreement dated November 2, 2017 between the Registrant and The Bank of New York Mellon (the “BNY Transfer Agency and Service Agreement”) is incorporated herein by reference to Exhibit (h)(29) to Post-Effective Amendment No. 253 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-19-009384 on June 14, 2019.

(h)(39)	Amendment to Appendix A, dated April 28, 2020, to the BNY Transfer Agency and Service Agreement is incorporated herein by reference to Exhibit (h)(34) to Post-Effective Amendment No. 288 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-20-005521 on May 7, 2020.

(h)(40)	Amendment and revised Appendix A to the BNY Transfer Agency and Service Agreement, reflecting the addition of the Mortgage-Backed Securities ETF and Capital Link/Asia Times Financial 50 Chinese Mainland Bond ETF, to be filed by amendment.

(h)(41)	Fee Waiver Agreement dated January 23, 2018 between the Registrant, on behalf of the Innovation Shares NextGen Protocol ETF and Ideanomics NextGen Vehicles & Technology ETF (formerly, the Innovation Shares NextGen Vehicles & Technology ETF), and Exchange Traded Concepts, LLC is incorporated herein by reference to Exhibit (h)(26) to Post-Effective Amendment No. 232 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-18-001016 on January 26, 2018.

(h)(42)	Sublicense Agreement dated November 11, 2014 between the Registrant and Exchange Traded Concepts, LLC, relating to the EMQQ The Emerging Markets Internet & Ecommerce ETF, is incorporated herein by reference to Exhibit (h)(33) to Post-Effective Amendment No. 228 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-016146 on December 22, 2017.

(h)(43)	Sublicense Agreement dated January 26, 2018 between the Registrant and Exchange Traded Concepts, LLC, relating to the Innovation Shares NextGen Protocol ETF and Ideanomics NextGen Vehicles & Technology ETF (formerly, the Innovation Shares NextGen Vehicles & Technology ETF), is incorporated herein by reference to Exhibit (h)(35) to Post-Effective Amendment No. 232 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-18-001016 on January 26, 2018.

(h)(44)	Sublicense Agreement dated September 3, 2014 between the Registrant and Exchange Traded Concepts, LLC, relating to the ROBO Global® Robotics and Automation Index ETF, is incorporated herein by reference to Exhibit (h)(36) to the Post-Effective Amendment No. 239 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-18-008631 on August 27, 2018.

(h)(45)	Sublicense Agreement dated September 18, 2018 between the Registrant and Exchange Traded Concepts, LLC, relating to the Vesper U.S. Large Cap Short-Term Reversal Strategy ETF, is incorporated herein by reference to Exhibit (h)(36) to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-18-009735 on September 20, 2018.

(h)(46)	Sublicense Agreement dated June 14, 2019 between the Registrant and Exchange Traded Concepts, LLC, relating to the ROBO Global® Healthcare Technology and Innovation ETF, is incorporated herein by reference to Exhibit (h)(40) to Post-Effective Amendment No. 253 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-19-009384 on June 14, 2019.

(h)(47)	Sublicense Agreement dated November 14, 2019 between the Registrant and Exchange Traded Concepts, LLC, relating to the North Shore Global Uranium Mining ETF, is incorporated herein by reference to Exhibit (h)(41) to Post-Effective Amendment No. 267 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-19-014912 on November 27, 2019.

(h)(48)	Sublicense Agreement dated May 7, 2020 between the Registrant and Exchange Traded Concepts, LLC, relating to the ROBO Global® Artificial Intelligence ETF, is incorporated herein by reference to Exhibit (h)(47) to Post-Effective Amendment No. 293 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-20-006516 on May 29, 2020.

(h)(49)	Sublicense Agreement dated July 6, 2020 between the Registrant and Exchange Traded Concepts, LLC, relating to the Nifty India Financials ETF, is incorporated herein by reference to Exhibit (h)(50) to Post-Effective Amendment No. 298 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-20-008225 on July 8, 2020.

(h)(50)	Sublicense Agreement between the Registrant and Exchange Traded Concepts, LLC, relating to the Capital Link/Asia Times Financial 50 Chinese Mainland Bond ETF, to be filed by amendment.

(i)(1)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the EMQQ The Emerging Markets Internet & Ecommerce ETF, is incorporated herein by reference to Exhibit (i)(1) to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-008340 on December 21, 2015.

(i)(2)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the Hull Tactical US ETF, is incorporated herein by reference to Exhibit (i)(6) to Post-Effective Amendment No. 128 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-003642 on June 1, 2015.

(i)(3)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the ROBO GlobalTM Robotics and Automation Index ETF, is incorporated herein by reference to Exhibit (i)(5) to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-005799 on August 28, 2015.

(i)(4)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the Innovation Shares NextGen Protocol ETF and Ideanomics NextGen Vehicles & Technology ETF (formerly, the Innovation Shares NextGen Vehicles & Technology ETF), is incorporated herein by reference to Exhibit (i)(10) to Post-Effective Amendment No. 232 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-18-001016 on January 26, 2018.

(i)(5)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the Vesper U.S. Large Cap Short-Term Reversal Strategy ETF, is incorporated herein by reference to Exhibit (i)(10) to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-18-009735 on September 20, 2018.

(i)(6)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the ROBO Global® Healthcare Technology and Innovation ETF, is incorporated herein by reference to Exhibit (i)(10) to Post-Effective Amendment No. 253 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-19-009384 on June 14, 2019.

(i)(7)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius, LLP, with respect to the North Shore Global Uranium Mining ETF, is incorporated herein by reference to Exhibit (i)(9) to Post-Effective Amendment No. 267 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-19-014912 on November 27, 2019.

(i)(8)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the 6 Meridian Low Beta Equity Strategy ETF, 6 Meridian Mega Cap Equity ETF, 6 Meridian Small Cap Equity ETF and 6 Meridian Hedged Equity-Index Option Strategy ETF, is incorporated herein by reference to Exhibit (i)(8) to Post-Effective Amendment No. 288 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-20-005521 on May 7, 2020.

(i)(9)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the ROBO Global® Artificial Intelligence ETF, is incorporated herein by reference to Exhibit (i)(9) to Post-Effective Amendment No. 289 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-20-005565 on May 7, 2020.

(i)(10)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the Nifty India Financials ETF, is incorporated herein by reference to Exhibit (i)(11) to Post-Effective Amendment No. 298 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-20-008225 on July 8, 2020.

(i)(12)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the Mortgage-Backed Securities ETF, to be filed by amendment.

(i)(13)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the Capital Link/Asia Times Financial 50 Chinese Mainland Bond ETF, to be filed by amendment.

(j)	Consent of independent registered public accounting firm to be filed by amendment.

(k)	Not applicable.

(l)	Seed Capital Subscription Agreement between the Registrant and Exchange Traded Concepts, LLC (formerly, FaithShares Advisors, LLC) is incorporated herein by reference to Exhibit (l) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0000950123-09-068184 on December 4, 2009.

(m)(1)	Distribution and Service Plan dated October 20, 2009, as last revised May 28, 2020 (the “Distribution and Service Plan”), is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 298 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-20-008225 on July 8, 2020.

(m)(2)	Revised Exhibit A to the Distribution and Service Plan, reflecting the addition of the Mortgage-Backed Securities ETF and Capital Link/Asia Times Financial 50 Chinese Mainland Bond ETF, to be filed by amendment.

(n)	Not applicable.

(o)	Not applicable.

(p)(1)	Code of Ethics of the Registrant is incorporated herein by reference to Exhibit (p)(l) to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001144204-12-014210 on March 12, 2012.

(p)(2)	Code of Ethics of Exchange Traded Concepts, LLC dated May 2020 is filed herewith.

(p)(3)	Code of Ethics of Penserra Capital Management LLC dated March 2016 is incorporated herein by reference to Exhibit (p)(3) to Post-Effective Amendment No. 228 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-016146 on December 22, 2017.

(p)(4)	Code of Ethics of HTAA, LLC is incorporated herein by reference to Exhibit (p)(5) to Post-Effective Amendment No. 128 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-15-003642 on June 1, 2015.

(p)(5)	Code of Ethics of Vident Investment Advisory, LLC is incorporated herein by reference to Exhibit (p)(5) to Post-Effective Amendment No. 223 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001398344-17-013041 on October 13, 2017.

(p)(6)	Code of Ethics of 6 Meridian LLC is incorporated herein by reference to Exhibit (p)(6) to Post-Effective Amendment No. 288 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), as filed with the SEC via EDGAR Accession No. 0001615774-20-005521 on May 7, 2020.

(q)(1)	Powers of Attorney, dated December 8, 2020, for Ms. Linda Petrone and Messrs. Mark A. Zurack, James J. Baker Jr. and Timothy J. Jacoby are incorporated herein by reference to Exhibit (q) to Post-Effective Amendment No. 309 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-156529 and 811-22263), filed with the SEC via EDGAR Accession No. 0001213900-20-044062 on December 22, 2020.

(q)(2)	Power of Attorney, dated January 1, 2021, for Mr. Strauss is filed herewith.

Item 29.	Persons Controlled by or under Common Control with the Fund

None.

Item 30.	Indemnification

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the By-Laws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s or officer’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and other Connections of the Investment Adviser

Exchange Traded Concepts, LLC (the “Adviser”) serves as the investment adviser for each series of the Trust. The principal address of the Adviser is 10900 Hefner Pointe Drive, Suite 401, Oklahoma City, Oklahoma 73013.

HTAA, LLC (“HTAA”), Penserra Capital Management LLC (“Penserra Capital”), Vident Investment Advisory, LLC (“Vident”) and 6 Meridian LLC (“6 Meridian”) (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”) serve as sub-advisers for certain series of the Trust. HTAA serves as sub-adviser for the Registrant’s Hull Tactical US ETF. Penserra serves as sub-adviser for the Registrant’s EMQQ The Emerging Markets Internet & Ecommerce ETF, Innovation Shares NextGen Protocol ETF and Ideanomics NextGen Vehicles & Technology ETF. Vident serves as sub-adviser for the Registrant’s ROBO GlobalTM Robotics and Automation Index ETF. 6 Meridian serves as sub-adviser for the Registrant’s 6 Meridian Low Beta Equity Strategy ETF, 6 Meridian Mega Cap Equity ETF, 6 Meridian Small Cap Equity ETF and 6 Meridian Hedged Equity-Index Option Strategy ETF. The principal address of HTAA is 141 W. Jackson Boulevard, Suite 1650, Chicago, Illinois 60604. The principal address of Penserra Capital is 140 Broadway, 26th Floor New York, New York 10005. The principal address of Vident is 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009. The principal address of 6 Meridian is 8301 East 21st Street North, Suite 150, Wichita, Kansas 67206. The Adviser and the Sub-Advisers are investment advisers registered with the SEC under the Investment Advisers Act of 1940.

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Adviser and each Sub-Adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Adviser

Name and Position with Adviser*	Name of Other Company*	Connection with Other Company*
J. Garrett Stevens Chief Executive Officer	T.S. Phillips Investments, Inc.	Vice President
	Phillips Capital Advisors, Inc.	Vice President
James J. Baker, Jr. Member	N/A	N/A

* Information provided is as of January 26, 2021.

Penserra Capital

Name and Position with Penserra Capital*	Name of Other Company*	Connection with Other Company*
Dustin Lewellyn, CIO	Penserra Securities LLC Penserra Transition Management LLC	Employee Employee
George Madrigal, CEO	Penserra Securities LLC Penserra Transition Management LLC	CEO CEO
Anthony Castelli, CCO	Penserra Securities LLC Penserra Transition Management LLC	CCO and COO CCO and COO

* Information provided is as of March 25, 2020.

HTAA

Name and Position with HTAA*	Name of Other Company*	Connection with Other Company*
Blair Hull, Founder and CEO	Hull Investments, LLC	Founder and CEO
Petra Bakosova, COO	N/A	N/A

* Information provided is as of January 27, 2021.

Vident

Name and Position with Vident*	Name of Other Company*	Connection with Other Company*
Cory Gossard, Chief Compliance Officer	ALPS Distributors, Inc.	Registered Representative

* Information provided is as of August 26, 2020.

6 Meridian

Name and Position with 6 Meridian*	Name of Other Company*	Connection with Other Company*
Margaret Dechant, CEO & Managing Member	Private Client Services, LLC	Registered Representative
Thomas Kirk, III, Member	Private Client Services, LLC	Registered Representative
Bryan Green, Member	Private Client Services, LLC	Registered Representative
Andrew Mies, CIO & Managing Member	Private Client Services, LLC	Registered Representative
Pamela Smith, Member	Private Client Services, LLC	Registered Representative
Sarah Hampton, Member	Private Client Services, LLC	Registered Representative

* Information provided is as of May 1, 2020.

Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each such officer and director is included in the Registrant’s Statements of Additional Information.

Item 32.	Principal Underwriters

(a)	Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors' Inner Circle Fund	November 14, 1991
The Advisors' Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
SEI Offshore Opportunity Fund II	September 1, 2005
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
SEI Offshore Advanced Strategy Series SPC	July 31, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
SEI Special Situations Fund	July 1, 2009
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010

Adviser Managed Trust	December 10, 2010
SEI Core Property Fund	January 1, 2011
New Covenant Funds	March 23, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
SEI Insurance Products Trust	September 10, 2013
The KP Funds	September 19, 2013
The Advisors’ Inner Circle Fund III	February 12, 2014
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund	June 30, 2015
Gallery Trust	January 8, 2016
Schroder Series Trust	February 10, 2017
Schroder Global Series Trust	February 10, 2017
City National Rochdale Select Strategies Fund	March 1, 2017
Metaurus Equity Component Trust	October 2, 2017
Impact Shares Trust	March 1, 2018
City National Rochdale Strategic Credit Fund	May 16, 2018
Symmetry Panoramic Trust	July 23, 2018
Frost Family of Funds	May 31, 2019

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b)	Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

Name	Positions and Offices with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	--
Paul F. Klauder	Director	--
Wayne M. Withrow	Director	--
Kevin P. Barr	Director, President & Chief Executive Officer	--
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer & Treasurer	--
Jennifer H. Campisi	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	--
John C. Munch	General Counsel & Secretary	--
Mark J. Held	Senior Vice President	--
John P. Coary	Vice President & Assistant Secretary	--
Lori L. White	Vice President & Assistant Secretary	--
Judith A. Rager	Vice President	--
Jason McGhin	Vice President	--
Gary Michael Reese	Vice President	--
Robert M. Silvestri	Vice President	--

Item 33.	Location of Accounts and Records

State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by section 31(a) of the 1940 Act Section 15 U.S.C. 80a-30(a) and the rules under that section.

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the following offices:

(a)	Registrant:
c/o Exchange Traded Concepts Trust
10900 Hefner Pointe Drive, Suite 401
Oklahoma City, Oklahoma 73120

(b)	Adviser:
Exchange Traded Concepts, LLC
10900 Hefner Pointe Drive, Suite 401
Oklahoma City, Oklahoma 73120 295 Madison Avenue, 26th Floor New York, New York 10017

(c)	Sub-Advisers:

HTAA, LLC

141 W. Jackson Boulevard, Suite 1650

Chicago, Illinois 60604

Penserra Capital Management LLC

140 Broadway, 26th Floor

New York, New York 10005

Vident Investment Advisory, LLC

1125 Sanctuary Parkway, Suite 515

Alpharetta, Georgia 30009

6 Meridian LLC

8301 East 21st Street North, Suite 150

Wichita, Kansas 67206

(d)	Principal Underwriter:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

(e)	Custodian:
Brown Brothers Harriman
50 Post Office Square
Boston, Massachusetts 02109
The Bank of New York Mellon
One Wall Street
New York, New York, 10286

(f)	Administrator: SEI Investments Global Funds Services One Freedom Valley Drive Oaks, Pennsylvania 19456

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “1933 Act”) and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 312 to Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Oklahoma, State of Oklahoma, on this 29th day of January 2021.

Exchange Traded Concepts Trust

/s/ J. Garrett Stevens
J. Garrett Stevens
Trustee and President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 312 has been signed below by the following persons in the capacity and on the date indicated.

Signature	Title	Date

*	Trustee	January 29, 2021
Stuart Strauss

*	Trustee	January 29, 2021
Mark A. Zurack

*	Trustee	January 29, 2021
Timothy Jacoby

*	Trustee	January 29, 2021
Linda Petrone

/s/ J. Garrett Stevens	President (Principal Executive Officer)	January 29, 2021
J. Garrett Stevens

*	Treasurer (Principal Accounting Officer)	January 29, 2021
James J. Baker Jr.

*/s/ J. Garrett Stevens

  J. Garrett Stevens

* Attorney-in-Fact, pursuant to power of attorney